UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01400

Fidelity Contrafund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Contrafund®

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	39.33%	16.46%	12.82%
Class K	39.47%	16.56%	12.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Portfolio Manager William Danoff:
In 2023, the fund's share classes gained about 39%, versus 26.29% for the benchmark S&P 500® index. Relative to the benchmark, security selection was the primary contributor, led by communication services. Stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also helped. Picks and an underweight in consumer staples also boosted relative performance, as did stock picking in information technology. The top individual relative contributor was an overweight in Meta Platforms (+194%). Meta Platforms was the fund's top holding. The second-largest relative contributor was an overweight in Amazon.com (+81%). Amazon.com was among the fund's biggest holdings. An overweight in Nvidia (+238%) also contributed. Nvidia was one of our largest holdings. In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. Also hurting our result were overweights in financials and energy. Lastly, the fund's position in cash detracted. The biggest individual relative detractor was an overweight in UnitedHealth Group (+1%). UnitedHealth was among our largest holdings. A second notable relative detractor was an overweight in Berkshire Hathaway (+16%). Berkshire Hathaway was one of our biggest holdings. An underweight in Tesla (+102%) also hurt. This period we increased our investment in Tesla. Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary December 31, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	12.5
Berkshire Hathaway, Inc. Class A	8.7
Microsoft Corp.	7.0
Amazon.com, Inc.	6.3
NVIDIA Corp.	4.3
Apple, Inc.	4.2
UnitedHealth Group, Inc.	3.6
Eli Lilly & Co.	2.7
Alphabet, Inc. Class A	2.7
Alphabet, Inc. Class C	2.3
54.3

Market Sectors (% of Fund's net assets)

Information Technology	25.0
Communication Services	19.8
Financials	15.4
Health Care	11.9
Consumer Discretionary	11.0
Industrials	6.4
Energy	3.4
Consumer Staples	2.3
Materials	2.3
Utilities	0.3

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 19.6%
Entertainment - 2.0%
Liberty Media Corp. Liberty Formula One Class C	2,419,975	152,773
Liberty Media Corp. Liberty Live Class C	149,704	5,597
Netflix, Inc. (a)	3,858,279	1,878,519
The Walt Disney Co.	745,880	67,346
Universal Music Group NV	8,099,132	231,207
		2,335,442
Interactive Media & Services - 17.6%
Alphabet, Inc.:
Class A (a)	22,241,963	3,106,980
Class C (a)	18,997,034	2,677,252
Bumble, Inc. (a)	1,750,329	25,800
Epic Games, Inc. (a)(b)(c)	123,700	79,456
Meta Platforms, Inc. Class A (a)	41,359,091	14,639,472
		20,528,960
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.	138	22
TOTAL COMMUNICATION SERVICES		22,864,424
CONSUMER DISCRETIONARY - 11.0%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	2,623,395	72,365
General Motors Co.	451,483	16,217
Hyundai Motor Co. Ltd.	762,040	119,762
Li Auto, Inc. ADR (a)	1,335,160	49,975
Rad Power Bikes, Inc. (b)(c)	2,588,458	984
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	2,698,575	5,559
Tesla, Inc. (a)	393,883	97,872
Toyota Motor Corp.	1,237,541	22,676
		385,410
Broadline Retail - 6.6%
Amazon.com, Inc. (a)	48,164,920	7,318,178
Coupang, Inc. Class A (a)	9,840,579	159,319
Dollarama, Inc.	491,377	35,411
Kohl's Corp. (d)	956,982	27,446
MercadoLibre, Inc. (a)	86,346	135,696
PDD Holdings, Inc. ADR (a)	98,242	14,374
		7,690,424
Diversified Consumer Services - 0.1%
Duolingo, Inc. (a)	227,113	51,521
Hotels, Restaurants & Leisure - 1.5%
Airbnb, Inc. Class A (a)	4,031,848	548,896
Booking Holdings, Inc. (a)	62,920	223,191
Cava Group, Inc. (d)	532,209	22,874
Chipotle Mexican Grill, Inc. (a)	104,731	239,516
Deliveroo PLC Class A (a)(e)	33,127,161	53,880
Doordash, Inc. (a)	286,458	28,328
Evolution AB (e)	208,754	24,882
Hilton Worldwide Holdings, Inc.	1,566,085	285,168
Light & Wonder, Inc. Class A (a)	127,700	10,485
Marriott International, Inc. Class A	224,813	50,698
McDonald's Corp.	343,471	101,843
Restaurant Brands International, Inc.	596,693	46,621
Starbucks Corp.	426,502	40,948
Yum China Holdings, Inc.	286,200	12,143
		1,689,473
Household Durables - 0.4%
D.R. Horton, Inc.	684,967	104,101
Garmin Ltd.	28,853	3,709
Lennar Corp. Class A	2,616,762	390,002
		497,812
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	189,491	3,789
Sega Sammy Holdings, Inc.	530,358	7,417
		11,206
Specialty Retail - 1.6%
Abercrombie & Fitch Co. Class A (a)	517,341	45,640
Academy Sports & Outdoors, Inc.	2,348,215	154,982
Dick's Sporting Goods, Inc.	1,191,934	175,155
Fanatics, Inc. Class A (a)(b)(c)	2,461,391	192,530
Fast Retailing Co. Ltd.	175,672	43,440
Gap, Inc.	1,083,776	22,662
O'Reilly Automotive, Inc. (a)	347,550	330,200
Ross Stores, Inc.	430,777	59,615
The Home Depot, Inc.	227,873	78,969
TJX Companies, Inc.	3,894,847	365,376
Williams-Sonoma, Inc.	2,146,387	433,098
		1,901,667
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	114,028	76,220
lululemon athletica, Inc. (a)	89,450	45,735
NIKE, Inc. Class B	1,813,135	196,852
On Holding AG (a)(d)	8,240,630	222,250
Ralph Lauren Corp. (d)	165,211	23,823
		564,880
TOTAL CONSUMER DISCRETIONARY		12,792,393
CONSUMER STAPLES - 2.3%
Beverages - 0.5%
Anheuser-Busch InBev SA NV ADR (d)	183,700	11,871
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	184,313	24,025
Kweichow Moutai Co. Ltd. (A Shares)	44,700	10,867
PepsiCo, Inc.	1,104,094	187,519
The Coca-Cola Co.	5,968,435	351,720
		586,002
Consumer Staples Distribution & Retail - 1.5%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,932,957	113,829
Casey's General Stores, Inc.	305,001	83,796
Costco Wholesale Corp.	2,206,170	1,456,249
Performance Food Group Co. (a)	171,100	11,832
Walmart, Inc.	591,702	93,282
		1,758,988
Food Products - 0.1%
Bowery Farming, Inc. warrants (a)(b)(c)	122,686	507
Mondelez International, Inc.	2,358,355	170,816
		171,323
Personal Care Products - 0.2%
Estee Lauder Companies, Inc. Class A	51,077	7,470
L'Oreal SA	375,100	186,988
L'Oreal SA	9,024	4,498
Oddity Tech Ltd. (d)	178,504	8,306
		207,262
TOTAL CONSUMER STAPLES		2,723,575
ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	298,428	10,200
Schlumberger Ltd.	1,097,752	57,127
TechnipFMC PLC	481,002	9,687
		77,014
Oil, Gas & Consumable Fuels - 3.2%
Birchcliff Energy Ltd. (d)	940,314	4,102
Cameco Corp.	1,165,275	50,223
Canadian Natural Resources Ltd. (d)	5,691,826	372,897
Cheniere Energy, Inc.	1,342,794	229,228
Chevron Corp.	472,128	70,423
ConocoPhillips Co.	5,818,645	675,370
Diamondback Energy, Inc.	142,015	22,024
EOG Resources, Inc.	2,381,557	288,049
Equinor ASA	319,800	10,135
Exxon Mobil Corp.	11,074,623	1,107,241
Hess Corp.	2,641,626	380,817
Marathon Petroleum Corp.	646,079	95,852
Occidental Petroleum Corp.	3,615,510	215,882
Pioneer Natural Resources Co.	240,493	54,082
PrairieSky Royalty Ltd.	1,140,385	19,967
Reliance Industries Ltd.	536,039	16,651
Shell PLC ADR	674,358	44,373
Tourmaline Oil Corp. (d)	186,526	8,388
Valero Energy Corp.	998,469	129,801
		3,795,505
TOTAL ENERGY		3,872,519
FINANCIALS - 15.4%
Banks - 2.1%
AIB Group PLC	8,344,812	35,744
Banco Santander SA (Spain)	13,004,940	54,396
Bank of America Corp.	14,846,124	499,869
Bank of Ireland Group PLC	4,170,500	37,862
First Citizens Bancshares, Inc.	63,040	89,452
JPMorgan Chase & Co.	6,747,915	1,147,820
Nu Holdings Ltd. (a)	10,058,839	83,790
Royal Bank of Canada	2,304,645	233,065
Starling Bank Ltd. Series D (a)(b)(c)	26,724,113	106,961
Wells Fargo & Co.	3,307,981	162,819
		2,451,778
Capital Markets - 0.7%
Brookfield Asset Management Ltd.:
Class A	54,888	2,205
Class A	1,270,881	51,051
Brookfield Corp. (Canada) Class A	386,541	15,505
CME Group, Inc.	200,762	42,280
Coinbase Global, Inc. (a)(d)	720,598	125,326
Goldman Sachs Group, Inc.	34,758	13,409
KKR & Co. LP	164,141	13,599
London Stock Exchange Group PLC	481,255	56,890
Moody's Corp.	29,900	11,678
Morgan Stanley	2,413,135	225,025
MSCI, Inc.	122,960	69,552
TulCo LLC (a)(b)(c)(f)	140,771	102,431
UBS Group AG	3,126,729	97,031
		825,982
Consumer Finance - 0.3%
American Express Co.	1,523,254	285,366
Financial Services - 10.6%
Berkshire Hathaway, Inc. Class A (a)(d)	18,764	10,181,816
MasterCard, Inc. Class A	750,439	320,070
PayPal Holdings, Inc. (a)	367,977	22,597
Rapyd Financial Network 2016 Ltd. (a)(b)(c)	340,545	26,580
Visa, Inc. Class A (d)	7,228,010	1,881,812
		12,432,875
Insurance - 1.7%
American International Group, Inc.	5,249,912	355,682
Arthur J. Gallagher & Co.	696,860	156,710
Chubb Ltd.	1,368,490	309,279
Fairfax Financial Holdings Ltd. (sub. vtg.)	182,452	168,333
Intact Financial Corp.	1,135,347	174,674
Marsh & McLennan Companies, Inc.	945,166	179,081
Progressive Corp.	2,947,363	469,456
The Travelers Companies, Inc.	984,528	187,543
		2,000,758
TOTAL FINANCIALS		17,996,759
HEALTH CARE - 11.9%
Biotechnology - 3.6%
Argenx SE ADR (a)	259,045	98,548
Galapagos NV sponsored ADR (a)	1,248,811	50,764
Gilead Sciences, Inc.	242,393	19,636
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(b)(c)	105,983	0
Krystal Biotech, Inc. (a)	51,780	6,424
Legend Biotech Corp. ADR (a)	567,221	34,130
Moonlake Immunotherapeutics (a)(d)	496,192	29,965
Neurocrine Biosciences, Inc. (a)	93,400	12,306
Recursion Pharmaceuticals, Inc. (a)(d)	2,997,223	29,553
Regeneron Pharmaceuticals, Inc. (a)	2,664,102	2,339,854
Roivant Sciences Ltd. (a)	641,784	7,207
United Therapeutics Corp. (a)	482,014	105,990
Vertex Pharmaceuticals, Inc. (a)	3,582,464	1,457,669
		4,192,046
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	5,714,534	330,357
Intuitive Surgical, Inc. (a)	1,399,410	472,105
Straumann Holding AG	86,813	14,029
Stryker Corp.	483,967	144,929
		961,420
Health Care Providers & Services - 3.6%
Cencora, Inc.	31,223	6,413
UnitedHealth Group, Inc.	8,048,947	4,237,529
		4,243,942
Life Sciences Tools & Services - 0.2%
Danaher Corp.	311,687	72,106
Mettler-Toledo International, Inc. (a)	7,570	9,182
Thermo Fisher Scientific, Inc.	22,770	12,086
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	1,114,406	63,488
		156,862
Pharmaceuticals - 3.7%
Eli Lilly & Co.	5,340,472	3,113,068
Intra-Cellular Therapies, Inc. (a)	505,505	36,204
Merck & Co., Inc.	7,811,734	851,635
Novo Nordisk A/S Series B	890,338	92,267
Royalty Pharma PLC	6,635,154	186,381
Structure Therapeutics, Inc. ADR	408,780	16,662
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	1,194,261	12,468
Verona Pharma PLC ADR (a)	361,695	7,190
Zoetis, Inc. Class A	156,455	30,880
		4,346,755
TOTAL HEALTH CARE		13,901,025
INDUSTRIALS - 5.3%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	45,400	11,728
General Dynamics Corp.	87,319	22,674
Howmet Aerospace, Inc.	219,000	11,852
Lockheed Martin Corp.	471,464	213,686
Northrop Grumman Corp.	683,557	320,000
Relativity Space, Inc. warrants (a)(b)(c)	100,694	1,555
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	3,585,070	347,752
Class C (a)(b)(c)	129,910	12,601
TransDigm Group, Inc.	187,147	189,318
		1,131,166
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	417,919	65,709
Zipline International, Inc. (a)(b)(c)	515,816	20,674
		86,383
Building Products - 0.3%
Carrier Global Corp.	1,095,104	62,914
Trane Technologies PLC	1,034,243	252,252
		315,166
Commercial Services & Supplies - 0.3%
Cintas Corp.	251,263	151,426
Clean Harbors, Inc. (a)	648,531	113,175
Clean TeQ Water Pty Ltd. (a)(d)	2,088,911	391
GFL Environmental, Inc.	250,503	8,642
Republic Services, Inc.	359,446	59,276
Veralto Corp.	741,952	61,033
		393,943
Construction & Engineering - 0.0%
Larsen & Toubro Ltd.	336,978	14,278
Electrical Equipment - 0.7%
Eaton Corp. PLC	1,796,162	432,552
Generac Holdings, Inc. (a)	58,232	7,526
Hubbell, Inc. Class B	718,080	236,198
Nextracker, Inc. Class A	128,400	6,016
nVent Electric PLC	929,806	54,942
Vertiv Holdings Co.	1,300,423	62,459
		799,693
Ground Transportation - 0.3%
Canadian Pacific Kansas City Ltd.	1,640,655	129,811
Old Dominion Freight Lines, Inc.	389,125	157,724
Uber Technologies, Inc. (a)	1,001,338	61,652
Union Pacific Corp.	83,081	20,406
		369,593
Industrial Conglomerates - 0.8%
3M Co.	241,657	26,418
General Electric Co.	7,305,229	932,366
		958,784
Machinery - 0.8%
Caterpillar, Inc.	475,732	140,660
Deere & Co.	551,865	220,674
Fortive Corp.	316,287	23,288
Indutrade AB	401,844	10,431
Ingersoll Rand, Inc.	495,313	38,308
PACCAR, Inc.	4,234,193	413,469
Parker Hannifin Corp.	235,527	108,507
		955,337
Passenger Airlines - 0.2%
Copa Holdings SA Class A	234,087	24,886
Ryanair Holdings PLC sponsored ADR (a)	1,448,009	193,106
		217,992
Professional Services - 0.2%
Automatic Data Processing, Inc.	97,020	22,603
FTI Consulting, Inc. (a)	45,333	9,028
Thomson Reuters Corp.	525,702	76,861
Verisk Analytics, Inc.	659,688	157,573
		266,065
Trading Companies & Distributors - 0.6%
Fastenal Co.	369,369	23,924
United Rentals, Inc.	293,644	168,381
W.W. Grainger, Inc.	581,935	482,244
		674,549
TOTAL INDUSTRIALS		6,182,949
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	2,903,647	683,838
Motorola Solutions, Inc.	107,768	33,741
		717,579
Electronic Equipment, Instruments & Components - 1.9%
Amphenol Corp. Class A	21,298,733	2,111,343
CDW Corp.	448,029	101,846
Fabrinet (a)	15,784	3,004
Jabil, Inc.	437,919	55,791
		2,271,984
IT Services - 1.2%
Accenture PLC Class A	2,536,022	889,915
ASAC II LP (a)(b)(c)	39,494,500	6,635
Cloudflare, Inc. (a)	919,483	76,556
Gartner, Inc. (a)	148,309	66,904
MongoDB, Inc. Class A (a)	221,575	90,591
Shopify, Inc. Class A (a)	3,571,874	278,083
X Holdings Corp. (b)(c)	534,690	16,960
		1,425,644
Semiconductors & Semiconductor Equipment - 6.8%
Advanced Micro Devices, Inc. (a)	6,949,054	1,024,360
Advantest Corp.	884,905	29,817
Analog Devices, Inc.	1,456,168	289,137
Applied Materials, Inc.	823,067	133,394
Arm Holdings Ltd. ADR (d)	692,622	52,047
ASML Holding NV (depository receipt)	16,400	12,413
Broadcom, Inc.	389,909	435,236
Lam Research Corp.	45,888	35,942
Lattice Semiconductor Corp. (a)	1,595,503	110,074
Monolithic Power Systems, Inc.	290,466	183,220
NVIDIA Corp.	10,078,515	4,991,082
ON Semiconductor Corp. (a)	2,503,078	209,082
Qualcomm, Inc.	2,015,751	291,538
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	923,308	96,024
		7,893,366
Software - 10.0%
Adobe, Inc. (a)	869,977	519,028
Atlassian Corp. PLC (a)	53,700	12,773
Aurora Innovation, Inc. (a)	1,406,387	6,146
Aurora Innovation, Inc. (a)(b)	11,469,631	50,122
Cadence Design Systems, Inc. (a)	2,126,492	579,193
Check Point Software Technologies Ltd. (a)	419,048	64,026
Clear Secure, Inc. (d)	1,720,449	35,527
CoreWeave, Inc. (b)(c)	96,706	29,965
Crowdstrike Holdings, Inc. (a)	344,735	88,018
Datadog, Inc. Class A (a)	293,947	35,679
Dynatrace, Inc. (a)	1,707,083	93,360
HubSpot, Inc. (a)	40,933	23,763
Intuit, Inc.	159,374	99,614
Klaviyo, Inc. Class A	256,362	7,122
Microsoft Corp.	21,622,063	8,130,761
Palo Alto Networks, Inc. (a)	836,544	246,680
Roper Technologies, Inc.	55,804	30,423
Salesforce, Inc. (a)	3,607,699	949,330
Samsara, Inc. (a)	794,500	26,520
ServiceNow, Inc. (a)	334,260	236,151
Stripe, Inc. Class B (a)(b)(c)	455,600	11,203
Synopsys, Inc. (a)	570,742	293,881
Tanium, Inc. Class B (a)(b)(c)	6,742,751	58,662
Workday, Inc. Class A (a)	128,295	35,417
ZenPayroll, Inc. (a)(b)(c)	289,200	9,937
Zscaler, Inc. (a)	66,218	14,671
		11,687,972
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	25,685,137	4,945,159
Dell Technologies, Inc.	810,252	61,984
Logitech International SA (d)	74,056	7,040
Samsung Electronics Co. Ltd.	195,500	11,852
		5,026,035
TOTAL INFORMATION TECHNOLOGY		29,022,580
MATERIALS - 2.2%
Chemicals - 0.3%
Linde PLC	195,102	80,130
RPM International, Inc.	141,175	15,759
Sherwin-Williams Co.	353,745	110,333
Westlake Corp.	661,375	92,566
		298,788
Construction Materials - 0.1%
CRH PLC	200,762	13,885
Martin Marietta Materials, Inc.	24,811	12,378
Vulcan Materials Co.	305,824	69,425
		95,688
Metals & Mining - 1.8%
B2Gold Corp.	45,522,372	143,948
Carpenter Technology Corp.	48,090	3,405
Franco-Nevada Corp.	2,296,894	254,417
Freeport-McMoRan, Inc.	6,752,444	287,452
Ivanhoe Electric, Inc. (a)	4,868,694	49,076
Ivanhoe Mines Ltd. (a)	41,995,653	407,263
Ivanhoe Mines Ltd. (a)(e)	11,939,338	115,785
Lundin Gold, Inc.	346,941	4,331
Novagold Resources, Inc. (a)	7,005,424	26,170
Nucor Corp.	3,098,729	539,303
Steel Dynamics, Inc.	2,261,313	267,061
Sunrise Energy Metals Ltd. (a)	2,535,661	786
Wheaton Precious Metals Corp.	1,086,956	53,624
		2,152,621
TOTAL MATERIALS		2,547,097
UTILITIES - 0.3%
Electric Utilities - 0.3%
Constellation Energy Corp.	2,577,572	301,292
PG&E Corp.	3,184,832	57,423
		358,715
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	365,171	14,066
TOTAL UTILITIES		372,781
TOTAL COMMON STOCKS (Cost $37,564,176)		112,276,102

Preferred Stocks - 1.7%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 1.6%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	653,587	144,528
Reddit, Inc.:
Series E(a)(b)(c)	165,300	5,511
Series F(a)(b)(c)	878,650	29,294
		179,333
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	337,463	128
Series C(a)(b)(c)	1,327,879	863
Series D(a)(b)(c)	2,329,100	2,189
		3,180
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	15,500	4,285

Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A(b)(c)	13,120	14,667
Series A2(b)(c)	2,380	2,661
		17,328
TOTAL CONSUMER DISCRETIONARY		24,793

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	55,517	2,866
Series H(a)(b)(c)	69,898	4,531
		7,397
Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	226,491	1,803
Series D1(b)(c)	122,686	654
		2,457
TOTAL CONSUMER STAPLES		9,854

FINANCIALS - 0.0%
Financial Services - 0.0%
Acrisure Holdings, Inc. Series B (a)(b)(c)	379,681	9,226
Circle Internet Financial Ltd.:
Series E(a)(b)(c)	1,059,433	25,840
Series F(a)(b)(c)	637,828	15,557
Tenstorrent Holdings, Inc. Series C1 (b)(c)	387,402	22,744
		73,367
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	3,224,900	10,287
Intarcia Therapeutics, Inc. Series CC (a)(b)(c)	2,100,446	0
		10,287
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(b)(c)	35,877,127	60
Lyra Health, Inc.:
Series E(a)(b)(c)	1,478,100	20,693
Series F(a)(b)(c)	69,520	973
Somatus, Inc. Series E (a)(b)(c)	15,253	16,874
		38,600
TOTAL HEALTH CARE		48,887

INDUSTRIALS - 1.1%
Aerospace & Defense - 1.0%
Relativity Space, Inc.:
Series D(a)(b)(c)	1,673,085	31,671
Series E(a)(b)(c)	436,722	9,359
Series F(b)(c)	1,006,942	21,518
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	558,215	541,469
Series H(a)(b)(c)	120,282	116,674
Series N(a)(b)(c)	428,458	415,604
		1,136,295
Air Freight & Logistics - 0.1%
Zipline International, Inc.:
Series E(a)(b)(c)	1,317,166	52,792
Series F(b)(c)	682,143	27,340
		80,132
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (a)(b)(c)	259,581	29,307

TOTAL INDUSTRIALS		1,245,734

INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
ASAPP, Inc. Series C (a)(b)(c)	1,300,504	4,006
Carbon, Inc.:
Series D(a)(b)(c)	915,425	7,616
Series E(a)(b)(c)	81,735	812
Delphix Corp. Series D (a)(b)(c)	3,712,687	17,227
Moloco, Inc. Series A (b)(c)	419,608	20,993
Nuro, Inc.:
Series C(a)(b)(c)	3,293,118	17,947
Series D(a)(b)(c)	643,113	3,505
Stripe, Inc.:
Series H(a)(b)(c)	190,300	4,679
Series I(b)(c)	2,114,059	51,985
ZenPayroll, Inc.:
Series D(a)(b)(c)	2,436,137	83,706
Series E(a)(b)(c)	167,099	5,742
		218,218
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (a)(b)(c)	14,154,085	61,004

TOTAL CONVERTIBLE PREFERRED STOCKS		1,861,190
Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	5,401,064	86,255

TOTAL PREFERRED STOCKS (Cost $1,097,358)		1,947,445

Preferred Securities - 0.0%
	Principal Amount (g) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	2,699	4,749
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% (b)(c)(h)(i)	9,273	0
TOTAL PREFERRED SECURITIES (Cost $11,972)		4,749

Money Market Funds - 2.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (j)	2,624,393,981	2,624,919
Fidelity Securities Lending Cash Central Fund 5.40% (j)(k)	559,417,116	559,473
TOTAL MONEY MARKET FUNDS (Cost $3,184,391)		3,184,392

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $41,857,897)	117,412,688
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(552,667)
NET ASSETS - 100.0%	116,860,021

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,010,501,000 or 2.6% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $194,547,000 or 0.2% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Non-income producing - Security is in default.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Acrisure Holdings, Inc. Series B	3/22/21	6,918

ASAC II LP	10/10/13	3,041

ASAPP, Inc. Series C	4/30/21	8,580

Aurora Innovation, Inc.	7/18/23	30,968

Beta Technologies, Inc. Series B, 6.00%	4/04/22	26,781

Bowery Farming, Inc. Series C1	5/18/21	13,646

Bowery Farming, Inc. Series D1	10/25/23	1,159

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	71,616

Canva, Inc. Series A	9/22/23	13,995

Canva, Inc. Series A2	9/22/23	2,539

Carbon, Inc. Series D	12/15/17	21,376

Carbon, Inc. Series E	3/22/19	2,288

Circle Internet Financial Ltd. Series E	5/11/21	17,195

Circle Internet Financial Ltd. Series F	5/09/22	26,878

CoreWeave, Inc.	11/29/23	29,965

Delphix Corp. Series D	7/10/15	33,414

Discord, Inc. Series I	9/15/21	8,535

ElevateBio LLC Series C	3/09/21	13,528

Epic Games, Inc.	7/13/20 - 7/30/20	71,128

Fanatics, Inc. Class A	8/13/20 - 12/15/21	82,369

Get Heal, Inc. Series B	8/17/23	77

GoBrands, Inc. Series G	3/02/21	13,864

GoBrands, Inc. Series H	7/22/21	27,155

High Power Exploration, Inc. Series A	11/15/19 - 3/04/21	74,592

Intarcia Therapeutics, Inc. warrants 12/31/24	1/03/20	0

Intarcia Therapeutics, Inc. Series CC	11/14/12	28,629

Intarcia Therapeutics, Inc. 6%	1/03/20	9,273

Lyra Health, Inc. Series E	1/14/21	13,534

Lyra Health, Inc. Series F	6/04/21	1,092

Moloco, Inc. Series A	6/26/23	25,176

Nuro, Inc. Series C	10/30/20	42,990

Nuro, Inc. Series D	10/29/21	13,406

Rad Power Bikes, Inc.	1/21/21	12,486

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	1,628

Rad Power Bikes, Inc. Series C	1/21/21	6,405

Rad Power Bikes, Inc. Series D	9/17/21	22,322

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	2,699

Rapyd Financial Network 2016 Ltd.	3/30/21	25,000

Reddit, Inc. Series E	5/18/21	7,021

Reddit, Inc. Series F	8/11/21	54,296

Relativity Space, Inc. Series D	11/20/20	24,974

Relativity Space, Inc. Series E	5/27/21	9,973

Relativity Space, Inc. Series F	11/14/23	22,824

Relativity Space, Inc. warrants	11/14/23	0

Somatus, Inc. Series E	1/31/22	13,310

Space Exploration Technologies Corp. Class A	10/16/15 - 5/24/22	60,159

Space Exploration Technologies Corp. Class C	9/11/17	1,754

Space Exploration Technologies Corp. Series G	1/20/15	43,239

Space Exploration Technologies Corp. Series H	8/04/17	16,238

Space Exploration Technologies Corp. Series N	8/04/20	115,684

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	52,246

Stripe, Inc. Class B	5/18/21	18,282

Stripe, Inc. Series H	3/15/21	7,636

Stripe, Inc. Series I	3/20/23 - 5/12/23	42,565

Tanium, Inc. Class B	4/21/17 - 9/18/20	57,901

Tenstorrent Holdings, Inc. Series C1	4/23/21	23,033

TulCo LLC	8/24/17 - 9/07/18	51,985

Veterinary Emergency Group LLC Class A	9/16/21 - 11/13/23	44,293

X Holdings Corp.	10/25/22	53,469

ZenPayroll, Inc.	10/01/21	8,326

ZenPayroll, Inc. Series D	7/16/19	32,431

ZenPayroll, Inc. Series E	7/13/21	5,079

Zipline International, Inc.	10/12/21	18,569

Zipline International, Inc. Series E	12/21/20	42,978

Zipline International, Inc. Series F	4/11/23	27,420

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,285,580	10,017,672	9,678,333	163,273	-	-	2,624,919	5.8%
Fidelity Securities Lending Cash Central Fund 5.40%	710,703	4,432,821	4,584,051	1,963	-	-	559,473	2.0%
Total	2,996,283	14,450,493	14,262,384	165,236	-	-	3,184,392

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ivanhoe Electric, Inc.	65,377	714	6,499	-	358	(10,874)	-
P3 Health Partners, Inc.	5,033	-	4,195	-	(23,159)	22,321	-
Zai Lab Ltd.	20,591	1,071	20,355	-	(16,512)	15,205	-
Total	91,001	1,785	31,049	-	(39,313)	26,652	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	23,043,757	22,553,761	231,207	258,789
Consumer Discretionary	12,817,186	12,451,050	142,270	223,866
Consumer Staples	2,733,429	2,531,582	191,486	10,361
Energy	3,958,774	3,948,639	10,135	-
Financials	18,070,126	17,611,639	149,148	309,339
Health Care	13,949,912	13,731,241	106,296	112,375
Industrials	7,428,683	5,800,367	-	1,628,316
Information Technology	29,240,798	28,859,401	29,817	351,580
Materials	2,608,101	2,547,097	-	61,004
Utilities	372,781	372,781	-	-

Preferred Securities	4,749	-	-	4,749

Money Market Funds	3,184,392	3,184,392	-	-
Total Investments in Securities:	117,412,688	113,591,950	860,359	2,960,379

Net Unrealized Depreciation on Unfunded Commitments	(1,279)	-	(1,279)	-
Total	(1,279)	-	(1,279)	-

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$1,231,006
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	347,065
Cost of Purchases	50,245
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,628,316
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$347,065
Other Investments in Securities
Beginning Balance	$1,209,666
Net Realized Gain (Loss) on Investment Securities	6,082
Net Unrealized Gain (Loss) on Investment Securities	11,643
Cost of Purchases	122,644
Proceeds of Sales	(17,972)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$1,332,063
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$11,643

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $536,587) - See accompanying schedule:
Unaffiliated issuers (cost $38,673,506)	$114,228,296
Fidelity Central Funds (cost $3,184,391)	3,184,392

Total Investment in Securities (cost $41,857,897)		$117,412,688
Foreign currency held at value (cost $320)		469
Receivable for investments sold		8,377
Receivable for fund shares sold		54,891
Dividends receivable		86,803
Distributions receivable from Fidelity Central Funds		12,232
Prepaid expenses		109
Other receivables		4,108
Total assets		117,579,677
Liabilities
Payable to custodian bank	$1,329
Payable for investments purchased	8,109
Unrealized depreciation on unfunded commitments	1,279
Payable for fund shares redeemed	100,163
Accrued management fee	33,067
Other affiliated payables	10,719
Other payables and accrued expenses	5,700
Collateral on securities loaned	559,290
Total Liabilities		719,656
Net Assets		$116,860,021
Net Assets consist of:
Paid in capital		$41,737,568
Total accumulated earnings (loss)		75,122,453
Net Assets		$116,860,021

Net Asset Value and Maximum Offering Price
Contrafund :
Net Asset Value, offering price and redemption price per share ($106,981,545 ÷ 6,650,546 shares)		$16.09
Class K :
Net Asset Value, offering price and redemption price per share ($9,878,476 ÷ 611,843 shares)		$16.15
Consolidated Statement of Operations
Amounts in thousands		Year ended December 31, 2023
Investment Income
Dividends		$863,016
Income from Fidelity Central Funds (including $1,963 from security lending)		165,236
Total Income		1,028,252
Expenses
Management fee
Basic fee	$546,206
Performance adjustment	(232,617)
Transfer agent fees	114,414
Accounting fees	3,281
Custodian fees and expenses	728
Independent trustees' fees and expenses	639
Registration fees	289
Audit	241
Legal	103
Miscellaneous	479
Total expenses before reductions	433,763
Expense reductions	(6,195)
Total expenses after reductions		427,568
Net Investment income (loss)		600,684
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,321)	3,428,656
Redemptions in-kind	598,967
Affiliated issuers	(39,313)
Foreign currency transactions	(1,394)
Total net realized gain (loss)		3,986,916
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $794)	29,531,741
Affiliated issuers	26,652
Unfunded commitments	3,824
Assets and liabilities in foreign currencies	468
Total change in net unrealized appreciation (depreciation)		29,562,685
Net gain (loss)		33,549,601
Net increase (decrease) in net assets resulting from operations		$34,150,285
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$600,684	$445,648
Net realized gain (loss)	3,986,916	11,425,226
Change in net unrealized appreciation (depreciation)	29,562,685	(51,437,288)
Net increase (decrease) in net assets resulting from operations	34,150,285	(39,566,414)
Distributions to shareholders	(4,919,432)	(10,115,716)

Share transactions - net increase (decrease)	(3,271,706)	(4,582,140)
Total increase (decrease) in net assets	25,959,147	(54,264,270)

Net Assets
Beginning of period	90,900,874	145,165,144
End of period	$116,860,021	$90,900,874

Consolidated Financial Highlights
Fidelity® Contrafund®

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.09	$18.76	$16.77	$13.71	$11.01
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	(.05)	(.04)	- C
Net realized and unrealized gain (loss)	4.61	(5.29)	4.07	4.44	3.27
Total from investment operations	4.69	(5.23)	4.02	4.40	3.27
Distributions from net investment income	(.08)	(.08)	-	-	-
Distributions from net realized gain	(.61)	(1.36)	(2.03)	(1.34)	(.57)
Total distributions	(.69)	(1.44)	(2.03)	(1.34)	(.57)
Net asset value, end of period	$16.09	$12.09	$18.76	$16.77	$13.71
Total Return D	39.33%	(28.26)%	24.36%	32.58%	29.98%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.42%	.55%	.81%	.86%	.85%
Expenses net of fee waivers, if any	.42%	.54%	.81%	.86%	.85%
Expenses net of all reductions	.42%	.54%	.81%	.85%	.85%
Net investment income (loss)	.57%	.41%	(.26)%	(.23)%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$106,982	$82,279	$128,577	$113,100	$97,098
Portfolio turnover rate G	16% H	25% H	27% H	32% H	26% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Contrafund® Class K

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.13	$18.82	$16.81	$13.73	$11.01
Income from Investment Operations
Net investment income (loss) A,B	.09	.07	(.03)	(.02)	.01
Net realized and unrealized gain (loss)	4.63	(5.31)	4.07	4.44	3.28
Total from investment operations	4.72	(5.24)	4.04	4.42	3.29
Distributions from net investment income	(.09)	(.09)	-	-	-
Distributions from net realized gain	(.61)	(1.36)	(2.03)	(1.34)	(.57)
Total distributions	(.70)	(1.45)	(2.03)	(1.34)	(.57)
Net asset value, end of period	$16.15	$12.13	$18.82	$16.81	$13.73
Total Return C	39.47%	(28.22)%	24.42%	32.68%	30.17%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.35%	.47%	.74%	.78%	.77%
Expenses net of fee waivers, if any	.34%	.47%	.74%	.78%	.76%
Expenses net of all reductions	.34%	.47%	.74%	.78%	.76%
Net investment income (loss)	.64%	.48%	(.18)%	(.16)%	.06%
Supplemental Data
Net assets, end of period (in millions)	$9,878	$8,622	$16,588	$23,196	$22,626
Portfolio turnover rate F	16% G	25% G	27% G	32% G	26% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended December 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$2,955,630	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 20.3 / 15.5	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 43.5 / 10.5	Increase
			Enterprise value/Net income multiple (EV/NI)	12.3	Increase
		Market approach	Transaction price	$59.45	Increase
			Premium rate	45.0%	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.07	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.4%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	3.9% - 4.4% / 4.2%	Increase
			Volatility	60.0% - 100.0% / 75.1%	Increase
			Term	2.0 - 5.0 / 3.7	Increase
		Book value	Discount rate	5.0%	Decrease
			Book value multiple	1.0	Increase
Preferred Securities	$4,749	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Contrafund	$4,015

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$75,756,746
Gross unrealized depreciation	(723,060)
Net unrealized appreciation (depreciation)	$75,033,686
Tax Cost	$42,377,723

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,736
Undistributed long-term capital gain	$56,041
Net unrealized appreciation (depreciation) on securities and other investments	$75,033,974

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$551,943	$541,463
Long-term Capital Gains	4,367,489	9,574,253
Total	$4,919,432	$10,115,716

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Fidelity Contrafund	Lions Gate Entertainment Corp.	2,063	$19,866

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund	165,919.14

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund	16,405,470	23,791,144

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	70,792	598,967	935,466	Contrafund, Class K

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
Fidelity Contrafund	21,380	341,440	Contrafund

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	103,972	964,453	1,619,588	Contrafund, Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .30% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Contrafund	0.1152%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$110,620.12
Class K	3,794.04
	$114,414

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Contrafund	0.0030%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Contrafund	-A

A Amount represents less than .005%

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

The management fee will be determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual basic fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Contrafund	.61
Class K	.54

One-twelfth of the basic fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

The performance adjustment rate will be calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Contrafund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance will be based on the performance of the Contrafund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate will be ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate will be divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount will be proportionately added to or subtracted from a class's basic fee.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund	$287

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund	638,577	1,429,670	261,005

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Contrafund	19
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Contrafund	$181
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund	$209	$262	$5,151
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $15.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,180.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Contrafund
Distributions to shareholders
Contrafund	$4,485,640	$9,128,177
Class K	433,792	987,539
Total	$4,919,432	$10,115,716
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Contrafund
Contrafund
Shares sold	340,492	348,710	$4,969,610	$5,094,513
Reinvestment of distributions	281,456	657,388	4,141,294	8,457,516
Shares redeemed	(779,442)	(1,050,982)	(11,096,644)	(15,394,010)
Net increase (decrease)	(157,494)	(44,884)	$(1,985,740)	$(1,841,981)
Class K
Shares sold	103,349	63,881	$1,509,223	$958,814
Reinvestment of distributions	29,492	76,064	433,760	987,511
Shares redeemed	(231,967)	(310,293)	(3,228,949)	(4,686,484)
Net increase (decrease)	(99,126)	(170,348)	$(1,285,966)	$(2,740,159)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Contrafund and its subsidiaries (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Contrafund®
Fidelity® Contrafund® **	.43%
Actual		$ 1,000	$ 1,113.00	$ 2.29
Hypothetical-B		$ 1,000	$ 1,023.04	$ 2.19
Class K	.36%
Actual		$ 1,000	$ 1,113.30	$ 1.92
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity® Contrafund®
Fidelity® Contrafund®	.40%
Actual		$ 2.13
Hypothetical- B		$ 2.04

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $3,373,015,098, or, if subsequently determined to be different, the net capital gain of such year.

Contrafund and Class K designate 100% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund and Class K designate 100% of the dividend distributed during December of the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Contrafund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it is the largest class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.540009.126
CON-ANN-0224
Fidelity Advisor® New Insights Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	28.13%	13.02%	10.37%
Class M (incl. 3.50% sales charge)	30.85%	13.27%	10.36%
Class C (incl. contingent deferred sales charge)	33.86%	13.50%	10.36%
Class I	36.26%	14.65%	11.30%
Class Z	36.43%	14.79%	11.44%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A, a class of the fund, on December 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Co-Managers William Danoff and Nidhi Gupta:
In 2023, the fund's share classes (excluding sales charges, if applicable) gained about 35% to 36%, versus 26.29% for the benchmark S&P 500® index. Relative to the benchmark, security selection was the primary contributor, especially within communication services. Security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also helped, as did stock selection in information technology. Also bolstering our relative result were stock picks and an underweight in consumer staples. The top individual relative contributor was an overweight in Meta Platforms (+193%). Meta Platforms was the fund's top holding. A second notable relative contributor was an overweight in Nvidia (+237%). Nvidia was among the fund's largest holdings. Not owning Pfizer, a benchmark component that returned -41%, notably contributed. In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. An overweight in energy also hampered the fund's result, as did security selection and an overweight in materials. The biggest individual relative detractor was an underweight in Tesla (+102%). This period we increased our position in Tesla. The second-largest relative detractor was an overweight in UnitedHealth Group (+1%). UnitedHealth was among our largest holdings. An underweight in Apple (+49%) also detracted. Apple was a sizable holding. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary December 31, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	9.3
Microsoft Corp.	7.7
Alphabet, Inc. Class A	5.9
Amazon.com, Inc.	5.0
Berkshire Hathaway, Inc. Class A	4.8
NVIDIA Corp.	4.5
Apple, Inc.	3.4
Eli Lilly & Co.	2.6
UnitedHealth Group, Inc.	2.6
Regeneron Pharmaceuticals, Inc.	1.8
47.6

Market Sectors (% of Fund's net assets)

Information Technology	25.6
Communication Services	18.1
Financials	12.7
Health Care	12.6
Consumer Discretionary	10.8
Industrials	9.3
Energy	4.0
Materials	2.9
Consumer Staples	2.0
Utilities	0.7
Real Estate	0.0

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 17.9%
Entertainment - 2.1%
Liberty Media Corp. Liberty Formula One Class C	315,876	19,941
Liberty Media Corp. Liberty Live Class C	17,816	666
Netflix, Inc. (a)	660,590	321,628
Sea Ltd. ADR (a)	263,700	10,680
The Walt Disney Co.	65,400	5,905
Universal Music Group NV	901,780	25,743
		384,563
Interactive Media & Services - 15.4%
Alphabet, Inc.:
Class A (a)	7,640,420	1,067,290
Class C (a)	69,500	9,795
Bumble, Inc. (a)	209,684	3,091
Epic Games, Inc. (a)(b)(c)	23,900	15,352
Match Group, Inc. (a)	77,400	2,825
Meta Platforms, Inc. Class A (a)	4,718,616	1,670,212
		2,768,565
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc.	421,800	67,627
TOTAL COMMUNICATION SERVICES		3,220,755
CONSUMER DISCRETIONARY - 10.8%
Automobiles - 0.4%
BYD Co. Ltd. (H Shares)	247,500	6,827
General Motors Co.	82,840	2,976
Hyundai Motor Co. Ltd.	89,533	14,071
Li Auto, Inc. ADR (a)	217,600	8,145
Rad Power Bikes, Inc. (b)(c)	474,452	180
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	488,383	1,006
Tesla, Inc. (a)	114,752	28,514
Toyota Motor Corp.	115,502	2,116
		63,835
Broadline Retail - 5.2%
Amazon.com, Inc. (a)	5,907,300	897,555
Coupang, Inc. Class A (a)	944,865	15,297
Dollarama, Inc.	63,672	4,589
Kohl's Corp. (d)	92,200	2,644
MercadoLibre, Inc. (a)	8,800	13,830
PDD Holdings, Inc. ADR (a)	9,100	1,331
		935,246
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	27,443	6,225
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A (a)	349,596	47,594
Booking Holdings, Inc. (a)	6,100	21,638
Cava Group, Inc. (d)	75,600	3,249
Chipotle Mexican Grill, Inc. (a)	11,927	27,277
Deliveroo PLC Class A (a)(e)	3,535,620	5,751
Doordash, Inc. (a)	26,200	2,591
Evolution AB (e)	21,000	2,503
Hilton Worldwide Holdings, Inc.	560,368	102,037
Light & Wonder, Inc. Class A (a)	11,900	977
Marriott International, Inc. Class A	21,200	4,781
McDonald's Corp.	36,900	10,941
Restaurant Brands International, Inc.	59,000	4,610
Starbucks Corp.	39,700	3,812
Yum China Holdings, Inc.	26,600	1,129
Zomato Ltd. (a)	2,766,561	4,112
		243,002
Household Durables - 0.4%
Blu Investments LLC (a)(b)(c)	98,215,581	30
D.R. Horton, Inc.	182,475	27,733
Garmin Ltd.	4,600	591
Lennar Corp. Class A	329,450	49,101
		77,455
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	30,900	618
Sega Sammy Holdings, Inc.	49,800	696
		1,314
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A (a)	53,700	4,737
Academy Sports & Outdoors, Inc.	304,306	20,084
Auto1 Group SE (a)(e)	51,600	370
Dick's Sporting Goods, Inc.	123,445	18,140
Fanatics, Inc. Class A (a)(b)(c)	372,921	29,170
Fast Retailing Co. Ltd.	16,600	4,105
Floor & Decor Holdings, Inc. Class A (a)(d)	127,700	14,246
FSN E-Commerce Ventures Private Ltd. (a)	10,674	22
Gap, Inc.	118,179	2,471
Lowe's Companies, Inc.	387,500	86,238
O'Reilly Automotive, Inc. (a)	52,971	50,327
Ross Stores, Inc.	40,300	5,577
The Home Depot, Inc.	151,913	52,645
TJX Companies, Inc.	943,503	88,510
Wayfair LLC Class A (a)	84,161	5,193
Williams-Sonoma, Inc.	253,132	51,077
		432,912
Textiles, Apparel & Luxury Goods - 1.0%
Bolt Threads, Inc. (b)(c)	195,249	773
Brunello Cucinelli SpA	753,200	73,670
China Hongxing Sports Ltd. (a)(c)	5,977,800	0
Deckers Outdoor Corp. (a)	20,982	14,025
lululemon athletica, Inc. (a)	14,044	7,181
LVMH Moet Hennessy Louis Vuitton SE	15,400	12,513
NIKE, Inc. Class B	128,803	13,984
On Holding AG (a)	597,100	16,104
Ralph Lauren Corp. (d)	68,900	9,935
Samsonite International SA (a)(e)	4,331,100	14,283
Tapestry, Inc.	444,929	16,378
		178,846
TOTAL CONSUMER DISCRETIONARY		1,938,835
CONSUMER STAPLES - 2.0%
Beverages - 0.6%
Anheuser-Busch InBev SA NV ADR (d)	17,100	1,105
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	17,200	2,242
Kweichow Moutai Co. Ltd. (A Shares)	4,200	1,021
PepsiCo, Inc.	48,460	8,230
The Coca-Cola Co.	1,649,318	97,194
		109,792
Consumer Staples Distribution & Retail - 1.0%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	266,800	15,711
BJ's Wholesale Club Holdings, Inc. (a)	107,200	7,146
Casey's General Stores, Inc.	32,700	8,984
Costco Wholesale Corp.	181,300	119,673
Dollar Tree, Inc. (a)	132,300	18,793
Maplebear, Inc. (NASDAQ) (d)	16,100	378
Performance Food Group Co. (a)	15,900	1,099
Walmart, Inc.	55,100	8,687
		180,471
Food Products - 0.1%
Bowery Farming, Inc. warrants (a)(b)(c)	383,862	1,585
Mondelez International, Inc.	238,200	17,253
		18,838
Household Products - 0.2%
Procter & Gamble Co.	189,100	27,711
Personal Care Products - 0.1%
Kenvue, Inc.	144,700	3,115
L'Oreal SA	1,300	648
L'Oreal SA	29,812	14,861
Oddity Tech Ltd. (d)	28,000	1,303
		19,927
TOTAL CONSUMER STAPLES		356,739
ENERGY - 3.9%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	27,900	954
Noble Corp. PLC	4,432	213
Patterson-UTI Energy, Inc.	456,388	4,929
Schlumberger Ltd.	102,600	5,339
TechnipFMC PLC	44,900	904
		12,339
Oil, Gas & Consumable Fuels - 3.8%
Antero Resources Corp. (a)	542,400	12,302
Birchcliff Energy Ltd. (d)	169,400	739
Cameco Corp.	109,100	4,702
Canadian Natural Resources Ltd. (d)	1,176,788	77,097
Cenovus Energy, Inc. (d)	687,700	11,450
Cheniere Energy, Inc.	714,917	122,043
ConocoPhillips Co.	409,811	47,567
Diamondback Energy, Inc.	5,943	922
EOG Resources, Inc.	272,816	32,997
Equinor ASA	29,800	944
Exxon Mobil Corp.	1,878,907	187,853
GoviEx Uranium, Inc. (a)	642,355	73
GoviEx Uranium, Inc. (a)	23,200	3
GoviEx Uranium, Inc. Class A (a)	2,625,135	297
Hess Corp.	742,990	107,109
Marathon Petroleum Corp.	66,600	9,881
Occidental Petroleum Corp.	531,961	31,763
Ovintiv, Inc.	122,600	5,385
Pioneer Natural Resources Co.	23,865	5,367
PrairieSky Royalty Ltd.	107,200	1,877
Reliance Industries Ltd.	277,931	8,633
Shell PLC ADR	62,800	4,132
Tourmaline Oil Corp. (d)	30,800	1,385
Valero Energy Corp.	84,900	11,037
		685,558
TOTAL ENERGY		697,897
FINANCIALS - 12.6%
Banks - 2.7%
AIB Group PLC	1,046,200	4,481
Banco Santander SA (Spain)	1,348,100	5,639
Bank of America Corp.	3,048,065	102,628
Bank of Ireland Group PLC	497,200	4,514
First Citizens Bancshares, Inc.	5,800	8,230
HDFC Bank Ltd. sponsored ADR	643,371	43,177
JPMorgan Chase & Co.	604,059	102,750
Nu Holdings Ltd. (a)	1,182,266	9,848
Royal Bank of Canada	203,760	20,606
Starling Bank Ltd. Series D (a)(b)(c)	3,787,848	15,160
Wells Fargo & Co.	3,225,016	158,735
		475,768
Capital Markets - 0.5%
Brookfield Asset Management Ltd.:
Class A	5,622	226
Class A	118,800	4,772
Brookfield Corp. (Canada) Class A	37,400	1,500
CME Group, Inc.	18,800	3,959
Coinbase Global, Inc. (a)(d)	68,300	11,879
Goldman Sachs Group, Inc.	3,100	1,196
KKR & Co. LP	15,300	1,268
London Stock Exchange Group PLC	50,500	5,970
Moody's Corp.	2,800	1,094
Morgan Stanley	188,653	17,592
MSCI, Inc.	45,119	25,522
TulCo LLC (a)(b)(c)(f)	17,377	12,644
UBS Group AG	292,820	9,087
		96,709
Consumer Finance - 0.2%
American Express Co.	155,208	29,077
Financial Services - 7.1%
Berkshire Hathaway, Inc. Class A (a)	1,586	860,603
Dlocal Ltd. (a)	82,609	1,461
Fiserv, Inc. (a)	106,000	14,081
Jio Financial Services Ltd.	224,200	628
MasterCard, Inc. Class A	524,700	223,790
PayPal Holdings, Inc. (a)	34,500	2,119
Remitly Global, Inc. (a)	310,800	6,036
Visa, Inc. Class A	674,300	175,554
		1,284,272
Insurance - 2.1%
American International Group, Inc.	498,726	33,789
Arthur J. Gallagher & Co.	293,700	66,047
Chubb Ltd.	447,007	101,024
Fairfax Financial Holdings Ltd. (sub. vtg.)	48,067	44,347
Hiscox Ltd.	2,665,843	35,815
Intact Financial Corp.	138,974	21,381
Marsh & McLennan Companies, Inc.	100,137	18,973
Progressive Corp.	246,510	39,264
The Travelers Companies, Inc.	91,938	17,513
		378,153
TOTAL FINANCIALS		2,263,979
HEALTH CARE - 12.5%
Biotechnology - 3.4%
Alnylam Pharmaceuticals, Inc. (a)	57,884	11,080
Argenx SE ADR (a)	86,785	33,016
Ascendis Pharma A/S sponsored ADR (a)	29,200	3,678
Galapagos NV sponsored ADR (a)	173,937	7,071
Gilead Sciences, Inc.	268,200	21,727
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(b)(c)	26,062	0
Krystal Biotech, Inc. (a)	8,300	1,030
Legend Biotech Corp. ADR (a)	87,000	5,235
Light Sciences Oncology, Inc. (a)(c)	2,708,254	0
Moonlake Immunotherapeutics (a)	51,500	3,110
Neurocrine Biosciences, Inc. (a)	8,700	1,146
Recursion Pharmaceuticals, Inc. (a)(d)	312,900	3,085
Regeneron Pharmaceuticals, Inc. (a)	367,899	323,122
Roivant Sciences Ltd. (a)	111,500	1,252
United Therapeutics Corp. (a)	65,494	14,401
Vertex Pharmaceuticals, Inc. (a)	437,546	178,033
		606,986
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	1,558,508	90,097
I-Pulse, Inc. (a)(b)(c)	58,562	158
Intuitive Surgical, Inc. (a)	182,951	61,720
Straumann Holding AG	16,995	2,746
Stryker Corp.	45,600	13,655
TransMedics Group, Inc. (a)	209,200	16,512
		184,888
Health Care Providers & Services - 3.3%
agilon health, Inc. (a)	831,900	10,440
Cencora, Inc.	20,620	4,235
Centene Corp. (a)	574,000	42,597
Cigna Group	198,700	59,501
UnitedHealth Group, Inc.	894,308	470,826
		587,599
Life Sciences Tools & Services - 0.7%
Danaher Corp.	408,289	94,454
Mettler-Toledo International, Inc. (a)	554	672
Olink Holding AB ADR (a)	162,700	4,092
Seer, Inc. (a)	59,354	115
Thermo Fisher Scientific, Inc.	48,832	25,920
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	184,081	10,487
		135,740
Pharmaceuticals - 4.1%
AstraZeneca PLC (United Kingdom)	270,800	36,528
Eli Lilly & Co.	808,483	471,281
Euroapi SASU	23,468	148
Intra-Cellular Therapies, Inc. (a)	77,017	5,516
Merck & Co., Inc.	701,892	76,520
Novo Nordisk A/S Series B	85,100	8,819
Roche Holding AG (participation certificate)	183,833	53,439
Royalty Pharma PLC	933,950	26,235
Sanofi SA	539,800	53,641
Structure Therapeutics, Inc. ADR	76,000	3,098
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	112,300	1,172
UCB SA	15,667	1,365
Verona Pharma PLC ADR (a)	35,300	702
Zoetis, Inc. Class A	15,100	2,980
		741,444
TOTAL HEALTH CARE		2,256,657
INDUSTRIALS - 7.8%
Aerospace & Defense - 2.9%
Axon Enterprise, Inc. (a)	4,200	1,085
BWX Technologies, Inc.	47,900	3,675
General Dynamics Corp.	8,100	2,103
Howmet Aerospace, Inc.	20,300	1,099
Lockheed Martin Corp.	11,014	4,992
Northrop Grumman Corp.	216,286	101,252
Relativity Space, Inc. warrants (a)(b)(c)	9,464	146
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	2,573,450	249,625
Class C (a)(b)(c)	45,460	4,410
The Boeing Co. (a)	237,800	61,985
TransDigm Group, Inc.	87,862	88,881
Woodward, Inc.	80,700	10,986
		530,239
Air Freight & Logistics - 0.2%
Delhivery Private Ltd. (a)	444,255	2,078
GXO Logistics, Inc. (a)	416,470	25,471
Zipline International, Inc. (a)(b)(c)	74,930	3,003
		30,552
Building Products - 0.2%
Carrier Global Corp.	103,300	5,935
Trane Technologies PLC	133,300	32,512
		38,447
Commercial Services & Supplies - 0.3%
Cintas Corp.	43,412	26,163
Clean Harbors, Inc. (a)	74,944	13,078
Clean TeQ Water Pty Ltd. (a)	3,189	1
GFL Environmental, Inc.	24,100	831
Republic Services, Inc.	33,900	5,590
Veralto Corp.	194,562	16,005
		61,668
Construction & Engineering - 0.1%
Bowman Consulting Group Ltd. (a)	231,800	8,234
Larsen & Toubro Ltd.	32,416	1,373
		9,607
Electrical Equipment - 0.9%
Eaton Corp. PLC	383,600	92,379
Generac Holdings, Inc. (a)	8,600	1,111
Hubbell, Inc. Class B	75,900	24,966
Nextracker, Inc. Class A	45,500	2,132
nVent Electric PLC	94,825	5,603
Regal Rexnord Corp.	130,700	19,346
Vertiv Holdings Co.	409,200	19,654
		165,191
Ground Transportation - 0.7%
Canadian Pacific Kansas City Ltd.	762,664	60,343
Old Dominion Freight Lines, Inc.	55,600	22,536
RXO, Inc. (a)	428,170	9,959
Uber Technologies, Inc. (a)	431,800	26,586
Union Pacific Corp.	7,900	1,940
		121,364
Industrial Conglomerates - 0.6%
3M Co.	22,600	2,471
General Electric Co.	825,303	105,333
		107,804
Machinery - 0.8%
Caterpillar, Inc.	29,600	8,752
Chart Industries, Inc. (a)	82,400	11,234
Deere & Co.	47,098	18,833
Energy Recovery, Inc. (a)	156,000	2,939
Fortive Corp.	41,000	3,019
Indutrade AB	42,800	1,111
Ingersoll Rand, Inc.	155,500	12,026
PACCAR, Inc.	441,642	43,126
Parker Hannifin Corp.	109,200	50,308
		151,348
Passenger Airlines - 0.2%
Copa Holdings SA Class A	24,800	2,636
Ryanair Holdings PLC sponsored ADR (a)	228,000	30,406
		33,042
Professional Services - 0.5%
Automatic Data Processing, Inc.	9,000	2,097
CACI International, Inc. Class A (a)	81,000	26,233
FTI Consulting, Inc. (a)	7,200	1,434
KBR, Inc.	336,600	18,651
Science Applications International Corp.	140,400	17,455
Thomson Reuters Corp.	51,198	7,485
Verisk Analytics, Inc.	62,200	14,857
		88,212
Trading Companies & Distributors - 0.4%
Fastenal Co.	34,500	2,235
United Rentals, Inc.	27,800	15,941
W.W. Grainger, Inc.	58,400	48,395
		66,571
TOTAL INDUSTRIALS		1,404,045
INFORMATION TECHNOLOGY - 25.5%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	303,053	71,372
Motorola Solutions, Inc.	10,900	3,413
		74,785
Electronic Equipment, Instruments & Components - 1.2%
Amphenol Corp. Class A	1,975,438	195,825
CDW Corp.	45,979	10,452
Fabrinet (a)	2,500	476
Jabil, Inc.	7,200	917
		207,670
IT Services - 0.9%
Accenture PLC Class A	225,211	79,029
ASAC II LP (a)(b)(c)	9,408,021	1,581
Cloudflare, Inc. (a)	69,370	5,776
Gartner, Inc. (a)	76,100	34,329
MongoDB, Inc. Class A (a)	20,800	8,504
Shopify, Inc. Class A (a)	343,708	26,759
X Holdings Corp. (b)(c)	97,100	3,080
		159,058
Semiconductors & Semiconductor Equipment - 7.7%
Advanced Micro Devices, Inc. (a)	1,092,934	161,109
Advantest Corp.	84,000	2,830
AEHR Test Systems (a)(d)	87,709	2,327
Analog Devices, Inc.	133,792	26,566
Applied Materials, Inc.	324,000	52,511
Arm Holdings Ltd. ADR (d)	125,000	9,393
ASM International NV (Netherlands)	13,600	7,056
ASML Holding NV:
(depository receipt)	1,500	1,135
(Netherlands)	32,900	24,836
BE Semiconductor Industries NV	50,000	7,532
Broadcom, Inc.	37,600	41,971
Lam Research Corp.	45,500	35,638
Lattice Semiconductor Corp. (a)	150,005	10,349
Marvell Technology, Inc.	762,400	45,980
Monolithic Power Systems, Inc.	49,632	31,307
NVIDIA Corp.	1,616,986	800,764
NXP Semiconductors NV	193,613	44,469
ON Semiconductor Corp. (a)	151,700	12,672
Qualcomm, Inc.	183,400	26,525
SolarEdge Technologies, Inc. (a)	23,300	2,181
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	448,300	46,623
		1,393,774
Software - 11.4%
Adobe, Inc. (a)	355,056	211,826
Agilysys, Inc. (a)	36,800	3,121
Atlassian Corp. PLC (a)	5,000	1,189
Autodesk, Inc. (a)	42,631	10,380
Cadence Design Systems, Inc. (a)	249,657	67,999
Check Point Software Technologies Ltd. (a)	46,023	7,032
Clear Secure, Inc. (d)	239,200	4,939
CoreWeave, Inc. (b)(c)	41,335	12,808
Crowdstrike Holdings, Inc. (a)	32,200	8,221
Datadog, Inc. Class A (a)	28,200	3,423
Dynatrace, Inc. (a)	163,300	8,931
HashiCorp, Inc. (a)	7,000	165
HubSpot, Inc. (a)	4,000	2,322
Intuit, Inc.	79,362	49,604
Klaviyo, Inc. Class A (d)	39,800	1,106
Magic Leap, Inc.:
Class A (a)(b)(c)	30,863	13
warrants (a)(b)(c)	46,794	20
Microsoft Corp.	3,685,315	1,385,826
Palo Alto Networks, Inc. (a)	79,400	23,413
Roper Technologies, Inc.	6,000	3,271
Salesforce, Inc. (a)	603,893	158,908
Samsara, Inc. (a)	98,794	3,298
ServiceNow, Inc. (a)	44,699	31,579
Stripe, Inc. Class B (a)(b)(c)	83,200	2,046
Synopsys, Inc. (a)	62,200	32,027
Tanium, Inc. Class B (a)(b)(c)	1,259,978	10,962
Volue A/S (a)	365,396	764
Workday, Inc. Class A (a)	11,900	3,285
Zscaler, Inc. (a)	6,200	1,374
		2,049,852
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	3,188,410	613,865
Dell Technologies, Inc.	81,071	6,202
Logitech International SA (d)	11,449	1,088
Samsung Electronics Co. Ltd.	1,252,410	75,926
		697,081
TOTAL INFORMATION TECHNOLOGY		4,582,220
MATERIALS - 2.9%
Chemicals - 0.6%
CF Industries Holdings, Inc.	91,800	7,298
Corteva, Inc.	465,900	22,326
Linde PLC	19,300	7,927
RPM International, Inc.	14,900	1,663
Sherwin-Williams Co.	169,369	52,826
Westlake Corp.	78,187	10,943
		102,983
Construction Materials - 0.1%
CRH PLC	18,700	1,293
Martin Marietta Materials, Inc.	33,300	16,614
Vulcan Materials Co.	28,700	6,515
		24,422
Metals & Mining - 2.2%
B2Gold Corp.	13,305,579	42,074
Carpenter Technology Corp.	7,500	531
Franco-Nevada Corp.	524,336	58,078
Freeport-McMoRan, Inc.	1,661,000	70,709
Ivanhoe Electric, Inc. (a)	384,197	3,873
Ivanhoe Mines Ltd. (a)(d)	8,036,418	77,935
Lundin Gold, Inc.	55,000	687
Newmont Corp.	115,500	4,781
Novagold Resources, Inc. (a)	3,196,709	11,942
Nucor Corp.	288,825	50,267
Orla Mining Ltd. (a)	1,802,400	5,876
Steel Dynamics, Inc.	279,196	32,973
Wheaton Precious Metals Corp.	657,100	32,417
		392,143
TOTAL MATERIALS		519,548
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Gaming & Leisure Properties	4,888	241
UTILITIES - 0.7%
Electric Utilities - 0.7%
Constellation Energy Corp.	585,424	68,430
NextEra Energy, Inc.	159,700	9,700
PG&E Corp.	2,105,000	37,953
Southern Co.	316,300	22,179
		138,262
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	34,300	1,321
TOTAL UTILITIES		139,583
TOTAL COMMON STOCKS (Cost $6,846,654)		17,380,499

Preferred Stocks - 2.1%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 2.0%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	130,945	28,956
Reddit, Inc.:
Series E(a)(b)(c)	30,200	1,007
Series F(a)(b)(c)	127,549	4,252
		34,215
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	61,855	24
Series C(a)(b)(c)	243,394	158
Series D(a)(b)(c)	411,659	387
		569
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	2,800	774

Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A(b)(c)	2,032	2,272
Series A2(b)(c)	368	411
		2,683
TOTAL CONSUMER DISCRETIONARY		4,026

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	8,102	418
Series H(a)(b)(c)	10,223	663
		1,081
Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	82,543	657
Series D1(b)(c)	383,862	2,046
		2,703
TOTAL CONSUMER STAPLES		3,784

FINANCIALS - 0.1%
Financial Services - 0.1%
Circle Internet Financial Ltd.:
Series E(a)(b)(c)	615,508	15,012
Series F(a)(b)(c)	68,639	1,674
Tenstorrent Holdings, Inc. Series C1 (b)(c)	70,911	4,163
		20,849
HEALTH CARE - 0.1%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	594,600	1,897
Intarcia Therapeutics, Inc. Series CC (a)(b)(c)	516,522	0
		1,897
Health Care Providers & Services - 0.1%
Lyra Health, Inc.:
Series E(a)(b)(c)	270,000	3,780
Series F(a)(b)(c)	10,070	141
Somatus, Inc. Series E (a)(b)(c)	2,206	2,440
		6,361
TOTAL HEALTH CARE		8,258

INDUSTRIALS - 1.5%
Aerospace & Defense - 1.4%
Relativity Space, Inc.:
Series E(a)(b)(c)	308,359	6,608
Series F(b)(c)	94,642	2,022
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	145,254	140,896
Series H(a)(b)(c)	42,094	40,831
Series N(a)(b)(c)	66,208	64,222
		254,579
Air Freight & Logistics - 0.1%
Zipline International, Inc.:
Series E(a)(b)(c)	208,789	8,368
Series F(b)(c)	79,020	3,167
		11,535
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (a)(b)(c)	52,096	5,882

TOTAL INDUSTRIALS		271,996

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Moloco, Inc. Series A (b)(c)	39,638	1,983
Nuro, Inc.:
Series C(a)(b)(c)	491,080	2,676
Series D(a)(b)(c)	94,265	514
Stripe, Inc.:
Series H(a)(b)(c)	34,900	858
Series I(b)(c)	611,900	15,047
		21,078
TOTAL CONVERTIBLE PREFERRED STOCKS		364,206
Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	320,347	5,116

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Magic Leap, Inc. Series AA (a)(b)(c)	325,855	961

TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,077
TOTAL PREFERRED STOCKS (Cost $171,869)		370,283

Preferred Securities - 0.0%
	Principal Amount (g) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c)	488	860
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% (b)(c)(h)(i)	2,280	0
TOTAL PREFERRED SECURITIES (Cost $2,768)		860

Money Market Funds - 1.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.40% (j)	230,523,023	230,569
Fidelity Securities Lending Cash Central Fund 5.40% (j)(k)	61,308,578	61,315
TOTAL MONEY MARKET FUNDS (Cost $291,884)		291,884

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $7,313,175)	18,043,526
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(59,375)
NET ASSETS - 100.0%	17,984,151

Any values shown as $0 in the Consolidated Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $740,266,000 or 4.1% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,907,000 or 0.1% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Non-income producing - Security is in default.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ASAC II LP	10/10/13	725

Beta Technologies, Inc. Series B, 6.00%	4/04/22	5,375

Blu Investments LLC	5/21/20	170

Bolt Threads, Inc.	12/13/17 - 2/07/20	30,904

Bowery Farming, Inc. Series C1	5/18/21	4,973

Bowery Farming, Inc. Series D1	10/25/23	3,627

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	14,348

Canva, Inc. Series A	9/22/23	2,167

Canva, Inc. Series A2	9/22/23	393

Circle Internet Financial Ltd. Series E	5/11/21	9,990

Circle Internet Financial Ltd. Series F	5/09/22	2,892

CoreWeave, Inc.	11/29/23	12,808

Discord, Inc. Series I	9/15/21	1,542

ElevateBio LLC Series C	3/09/21	2,494

Epic Games, Inc.	7/13/20 - 7/30/20	13,743

Fanatics, Inc. Class A	8/13/20 - 12/15/21	12,264

GoBrands, Inc. Series G	3/02/21	2,023

GoBrands, Inc. Series H	7/22/21	3,972

I-Pulse, Inc.	3/18/10	81

Intarcia Therapeutics, Inc. warrants 12/31/24	1/03/20	0

Intarcia Therapeutics, Inc. Series CC	11/14/12	7,040

Intarcia Therapeutics, Inc. 6%	1/03/20	2,280

Lyra Health, Inc. Series E	1/14/21	2,472

Lyra Health, Inc. Series F	6/04/21	158

Magic Leap, Inc. Class A	10/06/17	15,000

Magic Leap, Inc. Series AA	7/07/20	5,624

Magic Leap, Inc. warrants	7/07/20	0

Moloco, Inc. Series A	6/26/23	2,378

Nuro, Inc. Series C	10/30/20	6,411

Nuro, Inc. Series D	10/29/21	1,965

Rad Power Bikes, Inc.	1/21/21	2,289

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	298

Rad Power Bikes, Inc. Series C	1/21/21	1,174

Rad Power Bikes, Inc. Series D	9/17/21	3,945

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	488

Reddit, Inc. Series E	5/18/21	1,283

Reddit, Inc. Series F	8/11/21	7,882

Relativity Space, Inc. Series E	5/27/21	7,041

Relativity Space, Inc. Series F	11/14/23	2,145

Relativity Space, Inc. warrants	11/14/23	0

Somatus, Inc. Series E	1/31/22	1,925

Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	29,628

Space Exploration Technologies Corp. Class C	9/11/17	614

Space Exploration Technologies Corp. Series G	1/20/15	11,251

Space Exploration Technologies Corp. Series H	8/04/17	5,683

Space Exploration Technologies Corp. Series N	8/04/20	17,876

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	7,252

Stripe, Inc. Class B	5/18/21	3,339

Stripe, Inc. Series H	3/15/21	1,400

Stripe, Inc. Series I	3/20/23 - 5/12/23	12,320

Tanium, Inc. Class B	4/21/17 - 9/18/20	9,907

Tenstorrent Holdings, Inc. Series C1	4/23/21	4,216

TulCo LLC	8/24/17	5,885

Veterinary Emergency Group LLC Class A	9/16/21 - 11/13/23	7,038

X Holdings Corp.	10/25/22	9,710

Zipline International, Inc.	10/12/21	2,697

Zipline International, Inc. Series E	12/21/20	6,813

Zipline International, Inc. Series F	4/11/23	3,176

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	68,583	3,473,107	3,311,121	12,450	-	-	230,569	0.5%
Fidelity Securities Lending Cash Central Fund 5.40%	52,379	792,549	783,613	289	-	-	61,315	0.2%
Total	120,962	4,265,656	4,094,734	12,739	-	-	291,884

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,254,970	3,179,660	25,743	49,567
Consumer Discretionary	1,942,861	1,881,497	26,179	35,185
Consumer Staples	360,523	339,645	15,509	5,369
Energy	703,013	702,069	944	-
Financials	2,284,828	2,220,052	16,123	48,653
Health Care	2,264,915	2,090,839	155,173	18,903
Industrials	1,676,041	1,146,861	-	529,180
Information Technology	4,604,259	4,524,044	27,666	52,549
Materials	519,548	519,548	-	-
Real Estate	241	241	-	-
Utilities	139,583	139,583	-	-

Preferred Securities	860	-	-	860

Money Market Funds	291,884	291,884	-	-
Total Investments in Securities:	18,043,526	17,035,923	267,337	740,266

Net Unrealized Depreciation on Unfunded Commitments	(119)	-	(119)	-
Total	(119)	-	(119)	-

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$412,312
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	111,546
Cost of Purchases	5,322
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$529,180
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$111,546
Other Investments in Securities
Beginning Balance	$199,630
Net Realized Gain (Loss) on Investment Securities	2,073
Net Unrealized Gain (Loss) on Investment Securities	(23,052)
Cost of Purchases	34,603
Proceeds of Sales	(2,168)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$211,086
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$(23,052)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $58,563) - See accompanying schedule:
Unaffiliated issuers (cost $7,021,291)	$17,751,642
Fidelity Central Funds (cost $291,884)	291,884

Total Investment in Securities (cost $7,313,175)		$18,043,526
Foreign currency held at value (cost $91)		90
Receivable for investments sold		2,398
Receivable for fund shares sold		15,398
Dividends receivable		11,806
Distributions receivable from Fidelity Central Funds		985
Prepaid expenses		17
Other receivables		918
Total assets		18,075,138
Liabilities
Payable to custodian bank	$1,389
Payable for investments purchased	1,051
Unrealized depreciation on unfunded commitments	119
Payable for fund shares redeemed	16,413
Accrued management fee	4,420
Distribution and service plan fees payable	2,447
Other affiliated payables	2,354
Other payables and accrued expenses	1,509
Collateral on securities loaned	61,285
Total Liabilities		90,987
Net Assets		$17,984,151
Net Assets consist of:
Paid in capital		$7,258,096
Total accumulated earnings (loss)		10,726,055
Net Assets		$17,984,151

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($6,311,442 ÷ 194,196 shares)(a)		$32.50
Maximum offering price per share (100/94.25 of $32.50)		$34.48
Class M :
Net Asset Value and redemption price per share ($1,537,166 ÷ 50,833 shares)(a)		$30.24
Maximum offering price per share (100/96.50 of $30.24)		$31.34
Class C :
Net Asset Value and offering price per share ($641,565 ÷ 26,638 shares)(a)		$24.08
Class I :
Net Asset Value, offering price and redemption price per share ($7,795,989 ÷ 229,286 shares)		$34.00
Class Z :
Net Asset Value, offering price and redemption price per share ($1,697,989 ÷ 49,729 shares)		$34.14
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Consolidated Statement of Operations
Amounts in thousands		Year ended December 31, 2023
Investment Income
Dividends		$147,463
Income from Fidelity Central Funds (including $289 from security lending)		12,739
Total Income		160,202
Expenses
Management fee
Basic fee	$86,239
Performance adjustment	(43,126)
Transfer agent fees	25,084
Distribution and service plan fees	27,979
Accounting fees	1,429
Custodian fees and expenses	228
Independent trustees' fees and expenses	104
Registration fees	213
Audit	151
Legal	26
Miscellaneous	80
Total expenses before reductions	98,407
Expense reductions	(986)
Total expenses after reductions		97,421
Net Investment income (loss)		62,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,042,129
Foreign currency transactions	(132)
Total net realized gain (loss)		1,041,997
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $530)	3,924,615
Unfunded commitments	1,358
Assets and liabilities in foreign currencies	126
Total change in net unrealized appreciation (depreciation)		3,926,099
Net gain (loss)		4,968,096
Net increase (decrease) in net assets resulting from operations		$5,030,877
Consolidated Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,781	$78,687
Net realized gain (loss)	1,041,997	2,614,201
Change in net unrealized appreciation (depreciation)	3,926,099	(9,619,706)
Net increase (decrease) in net assets resulting from operations	5,030,877	(6,926,818)
Distributions to shareholders	(1,099,713)	(2,142,096)

Share transactions - net increase (decrease)	(791,690)	(2,521,800)
Total increase (decrease) in net assets	3,139,474	(11,590,714)

Net Assets
Beginning of period	14,844,677	26,435,391
End of period	$17,984,151	$14,844,677

Consolidated Financial Highlights
Fidelity Advisor® New Insights Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.50	$40.22	$36.57	$32.08	$26.50
Income from Investment Operations
Net investment income (loss) A,B	.09	.10	(.16)	(.10)	.06
Net realized and unrealized gain (loss)	8.92	(10.99)	8.90	7.57	7.60
Total from investment operations	9.01	(10.89)	8.74	7.47	7.66
Distributions from net investment income	(.07)	(.12)	-	- C	(.04)
Distributions from net realized gain	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Total distributions	(2.01)	(3.83)	(5.09)	(2.98) D	(2.08)
Net asset value, end of period	$32.50	$25.50	$40.22	$36.57	$32.08
Total Return E,F	35.95%	(27.48)%	24.30%	23.64%	29.15%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.69%	.70%	.93%	1.10%	1.08%
Expenses net of fee waivers, if any	.68%	.70%	.93%	1.10%	1.08%
Expenses net of all reductions	.68%	.70%	.93%	1.10%	1.07%
Net investment income (loss)	.29%	.32%	(.40)%	(.30)%	.20%
Supplemental Data
Net assets, end of period (in millions)	$6,311	$5,101	$8,124	$6,753	$6,156
Portfolio turnover rate I	15%	32% J	29%	53%	27% J

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.85	$37.93	$34.81	$30.73	$25.49
Income from Investment Operations
Net investment income (loss) A,B	.01	.02	(.25)	(.17)	(.01)
Net realized and unrealized gain (loss)	8.32	(10.34)	8.46	7.22	7.29
Total from investment operations	8.33	(10.32)	8.21	7.05	7.28
Distributions from net investment income	- C	(.05)	-	-	-
Distributions from net realized gain	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Total distributions	(1.94)	(3.76)	(5.09)	(2.97)	(2.04)
Net asset value, end of period	$30.24	$23.85	$37.93	$34.81	$30.73
Total Return D,E	35.60%	(27.64)%	24.00%	23.33%	28.79%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.94%	.95%	1.18%	1.35%	1.32%
Expenses net of fee waivers, if any	.93%	.94%	1.18%	1.35%	1.32%
Expenses net of all reductions	.93%	.94%	1.18%	1.35%	1.32%
Net investment income (loss)	.04%	.07%	(.65)%	(.54)%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$1,537	$1,254	$2,027	$1,856	$1,844
Portfolio turnover rate H	15%	32% I	29%	53%	27% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.41	$31.89	$30.09	$27.03	$22.73
Income from Investment Operations
Net investment income (loss) A,B	(.11)	(.11)	(.38)	(.29)	(.15)
Net realized and unrealized gain (loss)	6.72	(8.66)	7.27	6.32	6.49
Total from investment operations	6.61	(8.77)	6.89	6.03	6.34
Distributions from net investment income	- C	-	-	-	-
Distributions from net realized gain	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Total distributions	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Net asset value, end of period	$24.08	$19.41	$31.89	$30.09	$27.03
Total Return D,E	34.86%	(28.02)%	23.36%	22.74%	28.15%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.45%	1.46%	1.70%	1.86%	1.83%
Expenses net of fee waivers, if any	1.45%	1.46%	1.69%	1.86%	1.83%
Expenses net of all reductions	1.45%	1.46%	1.69%	1.86%	1.83%
Net investment income (loss)	(.47)%	(.45)%	(1.17)%	(1.05)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$642	$672	$1,376	$1,973	$2,228
Portfolio turnover rate H	15%	32% I	29%	53%	27% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.60	$41.73	$37.69	$32.90	$27.14
Income from Investment Operations
Net investment income (loss) A,B	.17	.19	(.06)	(.01)	.15
Net realized and unrealized gain (loss)	9.31	(11.41)	9.19	7.78	7.77
Total from investment operations	9.48	(11.22)	9.13	7.77	7.92
Distributions from net investment income	(.14)	(.20)	-	- C	(.12)
Distributions from net realized gain	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Total distributions	(2.08)	(3.91)	(5.09)	(2.98) D	(2.16)
Net asset value, end of period	$34.00	$26.60	$41.73	$37.69	$32.90
Total Return E	36.26%	(27.28)%	24.62%	23.96%	29.42%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.44%	.45%	.68%	.85%	.82%
Expenses net of fee waivers, if any	.43%	.44%	.68%	.85%	.82%
Expenses net of all reductions	.43%	.44%	.68%	.84%	.82%
Net investment income (loss)	.54%	.57%	(.15)%	(.04)%	.46%
Supplemental Data
Net assets, end of period (in millions)	$7,796	$6,585	$12,335	$12,219	$13,870
Portfolio turnover rate H	15%	32% I	29%	53%	27% I

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.70	$41.89	$37.77	$32.93	$27.16
Income from Investment Operations
Net investment income (loss) A,B	.21	.23	(.01)	.03	.18
Net realized and unrealized gain (loss)	9.35	(11.47)	9.22	7.79	7.79
Total from investment operations	9.56	(11.24)	9.21	7.82	7.97
Distributions from net investment income	(.18)	(.24)	-	- C	(.17)
Distributions from net realized gain	(1.94)	(3.71)	(5.09)	(2.97)	(2.04)
Total distributions	(2.12)	(3.95)	(5.09)	(2.98) D	(2.20) D
Net asset value, end of period	$34.14	$26.70	$41.89	$37.77	$32.93
Total Return E	36.43%	(27.21)%	24.79%	24.09%	29.60%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.32%	.33%	.56%	.73%	.70%
Expenses net of fee waivers, if any	.31%	.32%	.56%	.73%	.70%
Expenses net of all reductions	.31%	.32%	.56%	.72%	.70%
Net investment income (loss)	.66%	.69%	(.03)%	.08%	.58%
Supplemental Data
Net assets, end of period (in millions)	$1,698	$1,233	$2,572	$2,101	$2,306
Portfolio turnover rate H	15%	32% I	29%	53%	27% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended December 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$739,406	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 20.3 / 16.4	Increase
			Enterprise value/Revenue multiple (EV/R)	0.6 - 43.5 / 8.8	Increase
			Enterprise value/Net income multiple (EV/NI)	12.3	Increase
		Market approach	Transaction price	$59.45	Increase
			Premium rate	45.0%	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.06	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.4%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	3.9% - 4.4% / 4.2%	Increase
			Volatility	60.0% - 100.0% / 79.5%	Increase
			Term	0.3 - 5.0 / 3.2	Increase
			Discount for lack of marketability (DLOM)	9.1%	Decrease
Preferred Securities	$860	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor New Insights Fund	$803

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,877,253
Gross unrealized depreciation	(253,352)
Net unrealized appreciation (depreciation)	$10,623,901
Tax Cost	$7,419,506

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,830
Undistributed long-term capital gain	$100,376
Net unrealized appreciation (depreciation) on securities and other investments	$10,624,004

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$52,265	$81,763
Long-term Capital Gains	1,047,448	2,060,333
Total	$1,099,713	$ 2,142,096

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Fidelity Advisor New Insights Fund	Lions Gate Entertainment Corp.	192	$1,851

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor New Insights Fund	23,131.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Consolidated Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor New Insights Fund	2,487,714	4,472,486

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
Fidelity Advisor New Insights Fund	7,454	226,546	257,752	Class I

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$14,343	$38
Class M	.25%	.25%	7,024	5
Class C	.75%	.25%	6,612	325
			$27,979	$368
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$506
Class M	48
Class CA	6
$560

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1618
Class M	0.1598
Class C	0.1752
Class I	0.1627

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,343.16
Class M	2,262.16
Class C	1,164.18
Class I	11,718.16
Class Z	597.04
	$25,084

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Advisor New Insights Fund	0.0084

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor New Insights Fund	.01

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

The management fee will be determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual basic fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.66
Class M	0.66
Class C	0.68
Class I	0.66
Class Z	0.54

One-twelfth of the basic fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

The performance adjustment rate will be calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Advisor New Insights Fund	S&P 500 Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance will be based on the performance of the Class I. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate will be ± .20% of the Fund's average net assets over the performance period. The performance adjustment rate will be divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount will be proportionately added to or subtracted from a class's basic fee.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Advisor New Insights Fund	$49

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor New Insights Fund	100,597	385,629	185,712

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor New Insights Fund	2

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor New Insights Fund	$29
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor New Insights Fund	$30	$9	$475

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $986.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Advisor New Insights Fund
Distributions to shareholders
Class A	$378,730	$711,262
Class M	95,811	180,873
Class C	53,086	122,166
Class I	472,396	949,674
Class Z	99,690	178,121
Total	$1,099,713	$2,142,096
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Advisor New Insights Fund
Class A
Shares sold	12,899	14,534	$381,822	$453,687
Reinvestment of distributions	11,776	24,711	358,110	668,926
Shares redeemed	(30,528)	(41,188)	(898,023)	(1,253,113)
Net increase (decrease)	(5,853)	(1,943)	$(158,091)	$(130,500)
Class M
Shares sold	2,295	2,238	$63,582	$66,425
Reinvestment of distributions	3,312	6,959	93,718	176,641
Shares redeemed	(7,360)	(10,054)	(203,356)	(289,096)
Net increase (decrease)	(1,753)	(857)	$(46,056)	$(46,030)
Class C
Shares sold	1,913	2,448	$42,814	$60,323
Reinvestment of distributions	2,321	5,756	52,323	120,314
Shares redeemed	(12,231)	(16,733)	(271,137)	(408,395)
Net increase (decrease)	(7,997)	(8,529)	$(176,000)	$(227,758)
Class I
Shares sold	25,282	33,193	$785,847	$1,080,944
Reinvestment of distributions	13,706	30,686	436,108	869,015
Shares redeemed	(57,287)	(111,868)	(1,762,093)	(3,533,622)
Net increase (decrease)	(18,299)	(47,989)	$(540,138)	$(1,583,663)
Class Z
Shares sold	12,388	7,855	$395,001	$262,400
Reinvestment of distributions	2,612	5,259	83,691	149,168
Shares redeemed	(11,434)	(28,356)	(350,097)	(945,417)
Net increase (decrease)	3,566	(15,242)	$128,595	$(533,849)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Advisor New Insights Fund and its subsidiaries (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity Advisor® New Insights Fund
Class A **	.70%
Actual		$ 1,000	$ 1,107.30	$ 3.72
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57
Class M	.95%
Actual		$ 1,000	$ 1,106.10	$ 5.04
Hypothetical-B		$ 1,000	$ 1,020.42	$ 4.84
Class C	1.46%
Actual		$ 1,000	$ 1,103.30	$ 7.74
Hypothetical-B		$ 1,000	$ 1,017.85	$ 7.43
Class I **	.45%
Actual		$ 1,000	$ 1,108.80	$ 2.39
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class Z **	.33%
Actual		$ 1,000	$ 1,109.30	$ 1.75
Hypothetical-B		$ 1,000	$ 1,023.54	$ 1.68

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
Fidelity Advisor® New Insights Fund
Class A	.66%
Actual		$ 3.51
Hypothetical- B		$ 3.36
Class I	.41%
Actual		$ 2.18
Hypothetical- B		$ 2.09
Class Z	.29%
Actual		$ 1.54
Hypothetical- B		$ 1.48

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $1,032,094,934, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor New Insights Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Adviser's implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group, the total expense ratio for Class I was below the total expense asset size peer group for 2022. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of Class I is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of Class I as the basis for the performance adjustment. The Board noted that Class I is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of Class I as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.796407.120
ANIF-ANN-0224
Fidelity® Series Opportunistic Insights Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
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Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Opportunistic Insights Fund	33.20%	16.15%	12.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Portfolio Manager William Danoff:
In 2023, the fund gained 33.20%, versus 25.96% for the benchmark Russell 3000® Index. Relative to the benchmark, security selection was the primary contributor, led by communication services. Stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also helped. Security selection in information technology also boosted relative performance, as did an underweight in utilities. The top individual relative contributor was an overweight in Meta Platforms (+194%). Meta Platforms was the fund's top holding. The second-largest relative contributor was an overweight in Nvidia (+239%). Nvidia was one of our biggest holdings. An underweight in Pfizer (-41%) also contributed. Pfizer was not held at period end. In contrast, the biggest detractor from performance versus the benchmark was an overweight in energy. An underweight in information technology also hampered the fund's result, along with stock selection in financials, primarily within the financial services industry. Lastly, the fund's position in cash notably detracted. The largest individual relative detractor was an overweight in Exxon Mobil (-6%). Exxon Mobil was among the fund's biggest holdings this period. A second notable relative detractor was an underweight in Tesla (+102%). This period we increased our stake in Tesla. An overweight in UnitedHealth Group (+0%) also hurt. Notable changes in positioning include increased exposure to the communication services and information technology sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary December 31, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	10.0
Microsoft Corp.	5.9
Berkshire Hathaway, Inc. Class A	5.8
Amazon.com, Inc.	4.9
NVIDIA Corp.	4.8
Apple, Inc.	3.8
Vertex Pharmaceuticals, Inc.	2.8
Eli Lilly & Co.	2.7
Regeneron Pharmaceuticals, Inc.	2.6
Alphabet, Inc. Class C	2.2
45.5

Market Sectors (% of Fund's net assets)

Information Technology	26.1
Communication Services	17.1
Health Care	13.1
Financials	12.6
Consumer Discretionary	10.4
Industrials	7.9
Energy	5.8
Materials	2.3
Consumer Staples	1.9
Utilities	0.3

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 17.0%
Entertainment - 2.6%
Liberty Media Corp. Liberty Formula One Class C	207,398	13,093,036
Liberty Media Corp. Liberty Live Class C	9,488	354,756
Netflix, Inc. (a)	396,209	192,906,238
The Walt Disney Co.	56,900	5,137,501
Universal Music Group NV	1,263,955	36,082,290
		247,573,821
Interactive Media & Services - 14.4%
Alphabet, Inc.:
Class A (a)	1,424,212	198,948,174
Class C (a)	1,454,000	204,912,220
Bumble, Inc. (a)	111,154	1,638,410
Epic Games, Inc. (a)(b)(c)	7,100	4,560,543
Meta Platforms, Inc. Class A (a)	2,648,654	937,517,568
		1,347,576,915
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.	2,700	432,891
TOTAL COMMUNICATION SERVICES		1,595,583,627
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.4%
BYD Co. Ltd. (H Shares)	220,500	6,082,412
Hyundai Motor Co. Ltd.	95,150	14,953,759
Li Auto, Inc. ADR (a)	109,000	4,079,870
Rad Power Bikes, Inc. (b)(c)	145,919	55,449
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	150,652	310,343
Tesla, Inc. (a)	39,900	9,914,352
Toyota Motor Corp.	98,300	1,801,222
		37,197,407
Broadline Retail - 5.1%
Amazon.com, Inc. (a)	3,009,440	457,254,314
Coupang, Inc. Class A (a)	400,026	6,476,421
Dollarama, Inc.	32,400	2,334,913
Kohl's Corp. (d)	76,921	2,206,094
MercadoLibre, Inc. (a)	7,100	11,157,934
PDD Holdings, Inc. ADR (a)	7,800	1,141,218
		480,570,894
Diversified Consumer Services - 0.1%
Duolingo, Inc. (a)	18,400	4,174,040
Hotels, Restaurants & Leisure - 2.2%
Airbnb, Inc. Class A (a)	456,100	62,093,454
Booking Holdings, Inc. (a)	5,100	18,090,822
Cava Group, Inc.	43,874	1,885,705
Chipotle Mexican Grill, Inc. (a)	14,254	32,598,328
Deliveroo PLC Class A (a)(e)	1,530,738	2,489,674
Doordash, Inc. (a)	22,500	2,225,025
Evolution AB (e)	16,900	2,014,384
Hilton Worldwide Holdings, Inc.	176,213	32,086,625
Light & Wonder, Inc. Class A (a)	10,300	845,733
Marriott International, Inc. Class A	19,000	4,284,690
McDonald's Corp.	132,700	39,346,877
Restaurant Brands International, Inc.	51,600	4,031,658
Starbucks Corp.	33,700	3,235,537
Yum China Holdings, Inc.	23,000	975,890
		206,204,402
Household Durables - 0.6%
Blu Investments LLC (a)(b)(c)	21,093,998	6,539
D.R. Horton, Inc.	58,711	8,922,898
Garmin Ltd.	2,338	300,527
Lennar Corp. Class A	329,954	49,176,344
		58,406,308
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	16,500	329,971
Sega Sammy Holdings, Inc.	43,200	604,187
		934,158
Specialty Retail - 1.7%
Abercrombie & Fitch Co. Class A (a)	41,400	3,652,308
Academy Sports & Outdoors, Inc.	129,068	8,518,488
Dick's Sporting Goods, Inc.	105,004	15,430,338
Fanatics, Inc. Class A (a)(b)(c)	139,938	10,945,950
Fast Retailing Co. Ltd.	15,200	3,758,639
Gap, Inc.	87,600	1,831,716
O'Reilly Automotive, Inc. (a)	39,146	37,191,832
Ross Stores, Inc.	34,600	4,788,294
TJX Companies, Inc.	417,000	39,118,770
Williams-Sonoma, Inc.	147,414	29,745,197
		154,981,532
Textiles, Apparel & Luxury Goods - 0.3%
China Hongxing Sports Ltd. (a)(c)	22,200	0
Deckers Outdoor Corp. (a)	13,084	8,745,738
lululemon athletica, Inc. (a)	10,834	5,539,316
NIKE, Inc. Class B	48,700	5,287,359
On Holding AG (a)	302,700	8,163,819
Ralph Lauren Corp. (d)	14,000	2,018,800
		29,755,032
TOTAL CONSUMER DISCRETIONARY		972,223,773
CONSUMER STAPLES - 1.9%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR (d)	14,700	949,914
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	14,800	1,929,180
Kweichow Moutai Co. Ltd. (A Shares)	3,589	872,499
PepsiCo, Inc.	88,600	15,047,824
The Coca-Cola Co.	351,550	20,716,842
		39,516,259
Consumer Staples Distribution & Retail - 1.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	141,300	8,320,923
Casey's General Stores, Inc.	25,500	7,005,870
Costco Wholesale Corp.	130,437	86,098,855
Performance Food Group Co. (a)	13,600	940,440
Walmart, Inc.	46,900	7,393,785
		109,759,873
Food Products - 0.1%
Bowery Farming, Inc. warrants (a)(b)(c)	7,186	29,678
Mondelez International, Inc.	191,300	13,855,859
		13,885,537
Personal Care Products - 0.2%
L'Oreal SA	621	309,569
L'Oreal SA	25,928	12,925,127
Oddity Tech Ltd. (d)	14,800	688,644
		13,923,340
TOTAL CONSUMER STAPLES		177,085,009
ENERGY - 5.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	23,700	810,066
Schlumberger Ltd.	87,700	4,563,908
TechnipFMC PLC	38,200	769,348
		6,143,322
Oil, Gas & Consumable Fuels - 5.7%
Antero Resources Corp. (a)	16,900	383,292
Birchcliff Energy Ltd. (d)	75,900	331,083
Cameco Corp.	94,400	4,068,640
Canadian Natural Resources Ltd.	452,000	29,612,558
Cheniere Energy, Inc.	112,136	19,142,737
Chevron Corp.	33,200	4,952,112
ConocoPhillips Co.	834,377	96,846,138
Diamondback Energy, Inc.	93,246	14,460,590
EOG Resources, Inc.	288,000	34,833,600
Equinor ASA	25,500	808,145
Exxon Mobil Corp.	1,879,800	187,942,404
Hess Corp.	405,922	58,517,716
Marathon Petroleum Corp.	86,000	12,758,960
Occidental Petroleum Corp.	410,600	24,516,926
Pioneer Natural Resources Co.	56,700	12,750,696
PrairieSky Royalty Ltd.	95,300	1,668,586
Reliance Industries Ltd.	29,800	925,665
Shell PLC ADR	53,800	3,540,040
Tourmaline Oil Corp. (d)	12,600	566,646
Valero Energy Corp.	191,800	24,934,000
		533,560,534
TOTAL ENERGY		539,703,856
FINANCIALS - 12.6%
Banks - 2.1%
AIB Group PLC	664,900	2,847,983
Banco Santander SA (Spain)	1,006,700	4,210,708
Bank of America Corp.	1,553,262	52,298,332
Bank of Ireland Group PLC	343,600	3,119,357
First Citizens Bancshares, Inc.	5,200	7,378,644
JPMorgan Chase & Co.	599,824	102,030,062
Nu Holdings Ltd. (a)	748,900	6,238,337
Royal Bank of Canada	100,200	10,133,052
Starling Bank Ltd. Series D (a)(b)(c)	1,611,012	6,447,916
Wells Fargo & Co.	159,400	7,845,668
		202,550,059
Capital Markets - 0.7%
Brookfield Asset Management Ltd.:
Class A	4,520	181,544
Class A	102,300	4,109,391
Brookfield Corp. (Canada) Class A	34,000	1,363,798
CME Group, Inc.	16,000	3,369,600
Coinbase Global, Inc. (a)(d)	59,331	10,318,848
Goldman Sachs Group, Inc.	2,700	1,041,579
KKR & Co. LP	13,100	1,085,335
London Stock Exchange Group PLC	38,800	4,586,608
Moody's Corp.	2,400	937,344
Morgan Stanley	197,700	18,435,525
MSCI, Inc.	9,011	5,097,072
TulCo LLC (a)(b)(c)(f)	7,549	5,492,954
UBS Group AG	253,290	7,860,257
		63,879,855
Consumer Finance - 0.2%
American Express Co.	118,200	22,143,588
Financial Services - 7.7%
Berkshire Hathaway, Inc. Class A (a)	1,004	544,795,530
MasterCard, Inc. Class A	58,400	24,908,184
PayPal Holdings, Inc. (a)	29,900	1,836,159
Visa, Inc. Class A	572,800	149,128,480
		720,668,353
Insurance - 1.9%
American International Group, Inc.	422,100	28,597,275
Arthur J. Gallagher & Co.	42,611	9,582,362
Chubb Ltd.	138,268	31,248,568
Fairfax Financial Holdings Ltd. (sub. vtg.)	31,600	29,154,610
Intact Financial Corp.	128,685	19,798,290
Marsh & McLennan Companies, Inc.	66,400	12,580,808
Progressive Corp.	185,400	29,530,512
The Travelers Companies, Inc.	78,608	14,974,038
		175,466,463
TOTAL FINANCIALS		1,184,708,318
HEALTH CARE - 13.1%
Biotechnology - 5.8%
Argenx SE ADR (a)	19,209	7,307,680
Galapagos NV sponsored ADR (a)	78,679	3,198,301
Gilead Sciences, Inc.	24,800	2,009,048
Krystal Biotech, Inc. (a)	4,700	583,082
Legend Biotech Corp. ADR (a)	43,543	2,619,982
Moonlake Immunotherapeutics (a)(d)	41,300	2,494,107
Neurocrine Biosciences, Inc. (a)	7,500	988,200
Recursion Pharmaceuticals, Inc. (a)(d)	243,800	2,403,868
Regeneron Pharmaceuticals, Inc. (a)	278,361	244,481,683
Roivant Sciences Ltd. (a)	59,500	668,185
United Therapeutics Corp. (a)	75,474	16,595,978
Vertex Pharmaceuticals, Inc. (a)	646,100	262,891,629
		546,241,743
Health Care Equipment & Supplies - 1.1%
Boston Scientific Corp. (a)	475,000	27,459,750
Intuitive Surgical, Inc. (a)	188,250	63,508,020
Straumann Holding AG	5,653	913,541
Stryker Corp.	40,200	12,038,292
		103,919,603
Health Care Providers & Services - 1.8%
UnitedHealth Group, Inc.	318,678	167,774,407
Life Sciences Tools & Services - 0.1%
Danaher Corp.	24,835	5,745,329
Mettler-Toledo International, Inc. (a)	556	674,406
Thermo Fisher Scientific, Inc.	1,860	987,269
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	65,157	3,711,994
		11,118,998
Pharmaceuticals - 4.3%
Eli Lilly & Co.	425,852	248,237,648
Intra-Cellular Therapies, Inc. (a)	31,880	2,283,246
Johnson & Johnson	83,479	13,084,498
Merck & Co., Inc.	955,500	104,168,610
Novo Nordisk A/S Series B	75,600	7,834,518
Royalty Pharma PLC	584,142	16,408,549
Structure Therapeutics, Inc. ADR	35,694	1,454,887
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	97,500	1,017,900
Verona Pharma PLC ADR (a)	32,200	640,136
Zoetis, Inc. Class A	39,700	7,835,589
		402,965,581
TOTAL HEALTH CARE		1,232,020,332
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.7%
Axon Enterprise, Inc. (a)	3,600	929,988
General Dynamics Corp.	6,900	1,791,723
Howmet Aerospace, Inc.	17,500	947,100
Lockheed Martin Corp.	46,900	21,256,956
Northrop Grumman Corp.	14,600	6,834,844
Relativity Space, Inc. warrants (a)(b)(c)	8,037	124,091
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	212,910	20,652,270
Class C (a)(b)(c)	7,830	759,510
TransDigm Group, Inc.	15,700	15,882,120
		69,178,602
Air Freight & Logistics - 0.0%
Zipline International, Inc. (a)(b)(c)	28,830	1,155,506
Building Products - 0.5%
Carrier Global Corp.	91,300	5,245,185
Trane Technologies PLC	156,800	38,243,520
		43,488,705
Commercial Services & Supplies - 0.5%
Cintas Corp.	25,431	15,326,246
Clean Harbors, Inc. (a)	98,875	17,254,676
Clean TeQ Water Pty Ltd. (a)	2,653	497
GFL Environmental, Inc.	21,800	752,030
Republic Services, Inc.	29,800	4,914,318
Veralto Corp.	62,311	5,125,703
		43,373,470
Construction & Engineering - 0.0%
Larsen & Toubro Ltd.	29,978	1,270,195
Electrical Equipment - 1.5%
Eaton Corp. PLC	359,200	86,502,544
Generac Holdings, Inc. (a)	4,900	633,276
Hubbell, Inc. Class B	136,156	44,785,793
Nextracker, Inc. Class A	10,300	482,555
nVent Electric PLC	81,300	4,804,017
Vertiv Holdings Co.	106,400	5,110,392
		142,318,577
Ground Transportation - 0.4%
Canadian Pacific Kansas City Ltd.	187,800	14,859,026
Old Dominion Freight Lines, Inc.	24,400	9,890,052
Uber Technologies, Inc. (a)	92,700	5,707,539
Union Pacific Corp.	7,300	1,793,026
		32,249,643
Industrial Conglomerates - 1.1%
3M Co.	19,200	2,098,944
General Electric Co.	766,937	97,884,169
		99,983,113
Machinery - 0.9%
Caterpillar, Inc.	39,900	11,797,233
Deere & Co.	47,300	18,913,851
Fortive Corp.	94,325	6,945,150
Indutrade AB	34,800	903,291
Ingersoll Rand, Inc.	40,100	3,101,334
PACCAR, Inc.	329,090	32,135,639
Parker Hannifin Corp.	20,200	9,306,140
		83,102,638
Passenger Airlines - 0.4%
Copa Holdings SA Class A	19,867	2,112,061
Ryanair Holdings PLC sponsored ADR (a)	275,700	36,767,352
		38,879,413
Professional Services - 0.2%
Automatic Data Processing, Inc.	7,700	1,793,869
FTI Consulting, Inc. (a)	3,681	733,071
Thomson Reuters Corp.	42,791	6,256,293
Verisk Analytics, Inc.	55,600	13,280,616
		22,063,849
Trading Companies & Distributors - 0.8%
Fastenal Co.	29,400	1,904,238
United Rentals, Inc.	64,300	36,870,906
W.W. Grainger, Inc.	48,419	40,124,341
		78,899,485
TOTAL INDUSTRIALS		655,963,196
INFORMATION TECHNOLOGY - 26.0%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)	295,149	69,510,541
Motorola Solutions, Inc.	9,500	2,974,355
		72,484,896
Electronic Equipment, Instruments & Components - 2.2%
Amphenol Corp. Class A	1,876,087	185,976,504
CDW Corp.	68,636	15,602,336
Fabrinet (a)	1,300	247,429
Jabil, Inc.	37,600	4,790,240
		206,616,509
IT Services - 1.4%
Accenture PLC Class A	257,529	90,369,501
ASAC II LP (a)(b)(c)	2,013,117	338,204
Cloudflare, Inc. (a)	57,130	4,756,644
Gartner, Inc. (a)	13,013	5,870,294
MongoDB, Inc. Class A (a)	18,600	7,604,610
Shopify, Inc. Class A (a)	291,368	22,684,067
X Holdings Corp. (b)(c)	32,510	1,031,217
		132,654,537
Semiconductors & Semiconductor Equipment - 7.7%
Advanced Micro Devices, Inc. (a)	714,453	105,317,517
Advantest Corp.	78,000	2,628,253
Analog Devices, Inc.	114,500	22,735,120
Applied Materials, Inc.	68,100	11,036,967
Arm Holdings Ltd. ADR (d)	55,300	4,155,519
ASML Holding NV (depository receipt)	1,300	983,996
Broadcom, Inc.	33,300	37,171,125
Lam Research Corp.	3,700	2,898,062
Lattice Semiconductor Corp. (a)	127,091	8,768,008
Monolithic Power Systems, Inc.	40,832	25,756,009
NVIDIA Corp.	906,660	448,996,165
ON Semiconductor Corp. (a)	249,900	20,874,147
Qualcomm, Inc.	156,900	22,692,447
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	73,600	7,654,400
		721,667,735
Software - 10.0%
Adobe, Inc. (a)	73,066	43,591,176
Atlassian Corp. PLC (a)	4,300	1,022,798
Cadence Design Systems, Inc. (a)	493,962	134,540,430
Check Point Software Technologies Ltd. (a)	25,700	3,926,703
Clear Secure, Inc. (d)	123,430	2,548,830
CoreWeave, Inc. (b)(c)	7,760	2,404,514
Crowdstrike Holdings, Inc. (a)	27,500	7,021,300
Datadog, Inc. Class A (a)	23,607	2,865,418
Dynatrace, Inc. (a)	252,500	13,809,225
HubSpot, Inc. (a)	3,900	2,264,106
Intuit, Inc.	14,283	8,927,303
Klaviyo, Inc. Class A (d)	20,600	572,268
Magic Leap, Inc.:
Class A (a)(b)(c)	72,297	31,088
warrants (a)(b)(c)	39,573	17,016
Microsoft Corp.	1,477,249	555,504,714
Palo Alto Networks, Inc. (a)	70,700	20,848,016
Roper Technologies, Inc.	4,600	2,507,782
Salesforce, Inc. (a)	302,194	79,519,329
Samsara, Inc. (a)	64,670	2,158,685
ServiceNow, Inc. (a)	27,500	19,428,475
Stripe, Inc. Class B (a)(b)(c)	26,700	656,553
Synopsys, Inc. (a)	48,800	25,127,608
Tanium, Inc. Class B (a)(b)(c)	408,212	3,551,444
Workday, Inc. Class A (a)	10,300	2,843,418
Zscaler, Inc. (a)	5,300	1,174,268
		936,862,467
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	1,878,100	361,590,593
Dell Technologies, Inc.	69,519	5,318,204
Logitech International SA (d)	5,900	560,854
Samsung Electronics Co. Ltd.	17,090	1,036,070
		368,505,721
TOTAL INFORMATION TECHNOLOGY		2,438,791,865
MATERIALS - 2.3%
Chemicals - 0.3%
Linde PLC	15,700	6,448,147
RPM International, Inc.	11,500	1,283,745
Sherwin-Williams Co.	27,691	8,636,823
Westlake Corp.	95,652	13,387,454
		29,756,169
Construction Materials - 0.1%
CRH PLC	16,000	1,106,560
Martin Marietta Materials, Inc.	2,000	997,820
Vulcan Materials Co.	25,100	5,697,951
		7,802,331
Metals & Mining - 1.9%
B2Gold Corp.	1,897,333	5,999,642
Carpenter Technology Corp.	3,900	276,120
Franco-Nevada Corp.	210,617	23,329,125
Freeport-McMoRan, Inc.	657,800	28,002,546
Ivanhoe Electric, Inc. (a)	327,100	3,297,168
Ivanhoe Mines Ltd. (a)	3,502,887	33,970,113
Lundin Gold, Inc.	29,100	363,242
Novagold Resources, Inc. (a)	493,634	1,844,073
Nucor Corp.	247,173	43,017,989
Orla Mining Ltd. (a)	1,613,200	5,259,442
Steel Dynamics, Inc.	253,440	29,931,264
Wheaton Precious Metals Corp.	80,800	3,986,186
		179,276,910
TOTAL MATERIALS		216,835,410
UTILITIES - 0.3%
Electric Utilities - 0.3%
Constellation Energy Corp.	190,248	22,238,089
PG&E Corp.	122,800	2,214,084
		24,452,173
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	29,800	1,147,896
TOTAL UTILITIES		25,600,069
TOTAL COMMON STOCKS (Cost $4,491,344,739)		9,038,515,455

Preferred Stocks - 1.2%
	Shares	Value ($)
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	37,932	8,387,903
Reddit, Inc.:
Series E(a)(b)(c)	9,600	320,064
Series F(a)(b)(c)	49,896	1,663,533
		10,371,500
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	19,024	7,229
Series C(a)(b)(c)	74,857	48,657
Series D(a)(b)(c)	127,700	120,038
		175,924
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	800	221,184

TOTAL CONSUMER DISCRETIONARY		397,108

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	3,340	172,411
Series H(a)(b)(c)	3,970	257,335
		429,746
Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	13,266	105,597
Series D1(b)(c)	7,186	38,301
		143,898
TOTAL CONSUMER STAPLES		573,644

FINANCIALS - 0.0%
Financial Services - 0.0%
Circle Internet Financial Ltd.:
Series E(a)(b)(c)	61,811	1,507,570
Series F(a)(b)(c)	38,025	927,430
Tenstorrent Holdings, Inc. Series C1 (b)(c)	23,737	1,393,599
		3,828,599
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	194,500	620,455

Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E(a)(b)(c)	79,800	1,117,200
Series F(a)(b)(c)	4,099	57,386
Somatus, Inc. Series E (a)(b)(c)	842	931,479
		2,106,065
TOTAL HEALTH CARE		2,726,520

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.8%
Relativity Space, Inc.:
Series E(a)(b)(c)	125,290	2,684,965
Series F(b)(c)	80,375	1,717,614
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	36,460	35,366,200
Series H(a)(b)(c)	7,256	7,038,320
Series N(a)(b)(c)	24,552	23,815,440
		70,622,539
Air Freight & Logistics - 0.1%
Zipline International, Inc.:
Series E(a)(b)(c)	66,084	2,648,647
Series F(b)(c)	129,467	5,189,037
		7,837,684
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (a)(b)(c)	15,787	1,782,352

TOTAL INDUSTRIALS		80,242,575

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Delphix Corp. Series D (a)(b)(c)	232,855	1,080,447
Moloco, Inc. Series A (b)(c)	35,442	1,773,163
Nuro, Inc.:
Series C(a)(b)(c)	190,290	1,037,081
Series D(a)(b)(c)	36,736	200,211
Stripe, Inc.:
Series H(a)(b)(c)	11,500	282,785
Series I(b)(c)	128,075	3,149,364
		7,523,051
TOTAL CONVERTIBLE PREFERRED STOCKS		105,662,997
Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	228,900	3,655,533

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Magic Leap, Inc. Series AA (a)(b)(c)	275,569	812,929

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,468,462
TOTAL PREFERRED STOCKS (Cost $61,572,115)		110,131,459

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c) (Cost $150,652)	150,652	265,132

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	252,065,276	252,115,689
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	29,366,708	29,369,645
TOTAL MONEY MARKET FUNDS (Cost $281,485,334)		281,485,334

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $4,834,552,840)	9,430,397,380
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(45,138,161)
NET ASSETS - 100.0%	9,385,259,219

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $169,023,837 or 1.8% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,504,058 or 0.0% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ASAC II LP	10/10/13	155,030

Beta Technologies, Inc. Series B, 6.00%	4/04/22	1,628,745

Blu Investments LLC	5/21/20	36,484

Bowery Farming, Inc. Series C1	5/18/21	799,267

Bowery Farming, Inc. Series D1	10/25/23	67,895

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	4,156,368

Circle Internet Financial Ltd. Series E	5/11/21	1,003,200

Circle Internet Financial Ltd. Series F	5/09/22	1,602,374

CoreWeave, Inc.	11/29/23	2,404,514

Delphix Corp. Series D	7/10/15	2,095,695

Discord, Inc. Series I	9/15/21	440,500

ElevateBio LLC Series C	3/09/21	815,928

Epic Games, Inc.	7/13/20 - 7/30/20	4,082,500

Fanatics, Inc. Class A	8/13/20 - 12/15/21	4,645,244

GoBrands, Inc. Series G	3/02/21	834,056

GoBrands, Inc. Series H	7/22/21	1,542,308

Lyra Health, Inc. Series E	1/14/21	730,697

Lyra Health, Inc. Series F	6/04/21	64,372

Magic Leap, Inc. Class A	10/17/14 - 10/06/17	35,136,389

Magic Leap, Inc. Series AA	7/07/20	4,756,362

Magic Leap, Inc. warrants	7/07/20	0

Moloco, Inc. Series A	6/26/23	2,126,520

Nuro, Inc. Series C	10/30/20	2,484,160

Nuro, Inc. Series D	10/29/21	765,788

Rad Power Bikes, Inc.	1/21/21	703,890

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	91,769

Rad Power Bikes, Inc. Series C	1/21/21	361,098

Rad Power Bikes, Inc. Series D	9/17/21	1,223,851

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	150,652

Reddit, Inc. Series E	5/18/21	407,752

Reddit, Inc. Series F	8/11/21	3,083,293

Relativity Space, Inc. Series E	5/27/21	2,861,010

Relativity Space, Inc. Series F	11/14/23	1,821,860

Relativity Space, Inc. warrants	11/14/23	0

Somatus, Inc. Series E	1/31/22	734,759

Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	3,185,238

Space Exploration Technologies Corp. Class C	9/11/17	105,705

Space Exploration Technologies Corp. Series G	1/20/15	2,824,191

Space Exploration Technologies Corp. Series H	8/04/17	979,560

Space Exploration Technologies Corp. Series N	8/04/20	6,629,040

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	3,151,959

Stripe, Inc. Class B	5/18/21	1,071,428

Stripe, Inc. Series H	3/15/21	461,438

Stripe, Inc. Series I	3/20/23 - 5/12/23	2,578,680

Tanium, Inc. Class B	4/21/17 - 9/18/20	3,439,433

Tenstorrent Holdings, Inc. Series C1	4/23/21	1,411,288

TulCo LLC	8/24/17 - 12/14/17	2,643,700

Veterinary Emergency Group LLC Class A	9/16/21 - 11/13/23	2,650,269

X Holdings Corp.	10/25/22	3,251,000

Zipline International, Inc.	10/12/21	1,037,880

Zipline International, Inc. Series E	12/21/20	2,156,281

Zipline International, Inc. Series F	4/11/23	5,204,198

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	440,690,320	2,229,430,943	2,418,005,574	14,487,130	-	-	252,115,689	0.6%
Fidelity Securities Lending Cash Central Fund 5.40%	6,128,103	292,846,192	269,604,650	134,869	-	-	29,369,645	0.1%
Total	446,818,423	2,522,277,135	2,687,610,224	14,621,999	-	-	281,485,334

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,605,955,127	1,554,940,794	36,082,290	14,932,043
Consumer Discretionary	972,620,881	948,933,248	11,972,244	11,715,389
Consumer Staples	177,658,653	163,820,635	13,234,696	603,322
Energy	543,359,389	542,551,244	808,145	-
Financials	1,188,536,917	1,160,850,775	11,916,673	15,769,469
Health Care	1,234,746,852	1,219,560,279	8,748,059	6,438,514
Industrials	736,205,771	633,271,819	-	102,933,952
Information Technology	2,447,127,845	2,428,133,576	2,628,253	16,366,016
Materials	216,835,410	216,835,410	-	-
Utilities	25,600,069	25,600,069	-	-

Preferred Securities	265,132	-	-	265,132

Money Market Funds	281,485,334	281,485,334	-	-
Total Investments in Securities:	9,430,397,380	9,175,983,183	85,390,360	169,023,837

Net Unrealized Depreciation on Unfunded Commitments	(102,665)	-	(102,665)	-
Total	(102,665)	-	(102,665)	-

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$75,025,107
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	20,882,787
Cost of Purchases	7,026,058
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$102,933,952
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$20,882,787
Other Investments in Securities
Beginning Balance	$63,901,460
Net Realized Gain (Loss) on Investment Securities	900,588
Net Unrealized Gain (Loss) on Investment Securities	(5,463,435)
Cost of Purchases	7,688,222
Proceeds of Sales	(936,950)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$66,089,885
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$(5,463,435)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $27,498,740) - See accompanying schedule:
Unaffiliated issuers (cost $4,553,067,506)	$9,148,912,046
Fidelity Central Funds (cost $281,485,334)	281,485,334

Total Investment in Securities (cost $4,834,552,840)		$9,430,397,380
Cash		141,446
Foreign currency held at value (cost $29,051)		28,999
Receivable for investments sold		134,616
Receivable for fund shares sold		2,547,830
Dividends receivable		6,470,903
Distributions receivable from Fidelity Central Funds		1,196,742
Other receivables		37,403
Total assets		9,440,955,319
Liabilities
Payable for investments purchased	$637,551
Unrealized depreciation on unfunded commitments	102,665
Payable for fund shares redeemed	25,424,989
Other payables and accrued expenses	164,228
Collateral on securities loaned	29,366,667
Total Liabilities		55,696,100
Net Assets		$9,385,259,219
Net Assets consist of:
Paid in capital		$4,847,116,608
Total accumulated earnings (loss)		4,538,142,611
Net Assets		$9,385,259,219
Net Asset Value, offering price and redemption price per share ($9,385,259,219 ÷ 497,729,831 shares)		$18.86
Consolidated Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$88,253,917
Income from Fidelity Central Funds (including $134,869 from security lending)		14,621,999
Total Income		102,875,916
Expenses
Custodian fees and expenses	$123,556
Independent trustees' fees and expenses	51,816
Total expenses before reductions	175,372
Expense reductions	(3,163)
Total expenses after reductions		172,209
Net Investment income (loss)		102,703,707
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,764,782)
Foreign currency transactions	(140,507)
Total net realized gain (loss)		(9,905,289)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $115,595)	2,422,757,647
Unfunded commitments	206,483
Assets and liabilities in foreign currencies	25,424
Total change in net unrealized appreciation (depreciation)		2,422,989,554
Net gain (loss)		2,413,084,265
Net increase (decrease) in net assets resulting from operations		$2,515,787,972
Consolidated Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$102,703,707	$91,855,692
Net realized gain (loss)	(9,905,289)	321,739,744
Change in net unrealized appreciation (depreciation)	2,422,989,554	(2,587,093,534)
Net increase (decrease) in net assets resulting from operations	2,515,787,972	(2,173,498,098)
Distributions to shareholders	(95,371,154)	(568,513,318)

Share transactions
Proceeds from sales of shares	874,791,955	3,429,424,120
Reinvestment of distributions	95,371,154	568,513,318
Cost of shares redeemed	(2,073,553,948)	(1,208,298,984)

Net increase (decrease) in net assets resulting from share transactions	(1,103,390,839)	2,789,638,454
Total increase (decrease) in net assets	1,317,025,979	47,627,038

Net Assets
Beginning of period	8,068,233,240	8,020,606,202
End of period	$9,385,259,219	$8,068,233,240

Other Information
Shares
Sold	53,382,549	215,811,257
Issued in reinvestment of distributions	5,254,609	36,485,463
Redeemed	(124,634,354)	(75,287,602)
Net increase (decrease)	(65,997,196)	177,009,118

Consolidated Financial Highlights
Fidelity® Series Opportunistic Insights Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.31	$20.74	$20.25	$18.10	$15.18
Income from Investment Operations
Net investment income (loss) A,B	.19	.20	.14	.12	.15
Net realized and unrealized gain (loss)	4.55	(5.44)	4.79	5.36	4.43
Total from investment operations	4.74	(5.24)	4.93	5.48	4.58
Distributions from net investment income	(.19)	(.18)	(.20)	(.16)	(.15)
Distributions from net realized gain	-	(1.00)	(4.24)	(3.18)	(1.51)
Total distributions	(.19)	(1.19) C	(4.44)	(3.33) C	(1.66)
Net asset value, end of period	$18.86	$14.31	$20.74	$20.25	$18.10
Total Return D	33.20%	(25.73)%	24.81%	31.18%	30.53%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.17%	1.23%	.61%	.61%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$9,385,259	$8,068,233	$8,020,606	$7,673,290	$6,899,733
Portfolio turnover rate H	29%	36%	43%	33%	27% I

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$168,758,705	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 20.3 / 15.6	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 43.5 / 11.5	Increase
			Enterprise value/Net income multiple (EV/NI)	12.3	Increase
		Market approach	Transaction price	$59.45	Increase
			Premium rate	45.0%	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.06	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.4%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	3.9% - 4.4% / 4.1%	Increase
			Volatility	60.0% - 100.0% / 75.7%	Increase
			Term	2.0 - 5.0 / 3.8	Increase
Preferred Securities	$265,132	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day>. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,655,081,385
Gross unrealized depreciation	(91,820,934)
Net unrealized appreciation (depreciation)	$4,563,260,451
Tax Cost	$4,867,034,264

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(25,037,847)
Net unrealized appreciation (depreciation) on securities and other investments	$4,563,269,246

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(25,037,847)
Long-term	-
Total capital loss carryforward	$(25,037,847)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$95,371,154	$ 95,989,152
Long-term Capital Gains	-	472,524,166
Total	$95,371,154	$ 568,513,318

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Fidelity Series Opportunistic Insights Fund	Lions Gate Entertainment Corp.	165,588	$1,594,612

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Opportunistic Insights Fund	9,204,948.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Opportunistic Insights Fund	2,438,203,174	3,141,941,149

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Series Opportunistic Insights Fund	$ 37,053

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Opportunistic Insights Fund	96,675,587	134,139,943	637,566

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Opportunistic Insights Fund	1,601

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Opportunistic Insights Fund	$14,372	$12,981	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,163.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Series Opportunistic Insights Fund and its subsidiaries (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Series Opportunistic Insights Fund	-%-D
Actual		$ 1,000	$ 1,110.10	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $14,446,593 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 79% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88.03% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.60% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Opportunistic Insights Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. The fund underperformed its benchmark and peers for the one- and three-year period ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.951052.111
O1T-ANN-0224
Fidelity® Contrafund® K6

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Contrafund® K6	37.67%	16.38%	14.00%

A   From May 25, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 26.29% in 2023, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the year. After returning -18.11% in 2022, the index's sharp reversal was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and three times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline due to soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. Favorable data on inflation provided a further boost and the index rose 14% in the final two months. By sector for the year, tech (+61%) and communication services (+56%) led the way, followed by consumer discretionary (+43%). In contrast, the defensive-oriented utilities (-7%) and consumer staples (+1%) sectors notably lagged, as did energy (-1%), hampered by lower oil prices.
Comments from Portfolio Manager William Danoff:
In 2023, the fund gained 37.67%, versus 26.29% for the benchmark S&P 500® index. Relative to the benchmark, security selection was the primary contributor, led by communication services. Stock picking in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also helped. Security selection and an underweight in consumer staples also boosted relative performance, as did stock selection in information technology. The top individual relative contributor was an overweight in Meta Platforms (+194%). Meta Platforms was the fund's top holding. The second-largest relative contributor was an overweight in Nvidia (+238%). Nvidia was among the fund's biggest holdings. An overweight in Amazon.com (+81%) also helped. Amazon.com was among our largest holdings. In contrast, the biggest detractor from performance versus the benchmark was an underweight in information technology. Also hurting our result were an overweight in energy and health care. Lastly, the fund's position in cash detracted. The biggest individual relative detractor was an overweight in UnitedHealth Group (+1%). UnitedHealth was among the fund's largest holdings. A second notable relative detractor was an underweight in Tesla (+102%). This period we increased our stake in Tesla. An overweight in Berkshire Hathaway (+16%) also hurt. Berkshire Hathaway was one of the fund's biggest holdings. Notable changes in positioning include increased exposure to the communication services sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary December 31, 2023 (Unaudited)

Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	11.0
Berkshire Hathaway, Inc. Class A	7.4
Microsoft Corp.	6.9
Amazon.com, Inc.	5.4
NVIDIA Corp.	4.4
Apple, Inc.	4.3
UnitedHealth Group, Inc.	3.4
Eli Lilly & Co.	2.8
Alphabet, Inc. Class A	2.6
Alphabet, Inc. Class C	2.3
50.5

Market Sectors (% of Fund's net assets)

Information Technology	25.7
Communication Services	18.2
Financials	14.4
Health Care	12.3
Consumer Discretionary	10.4
Industrials	6.1
Energy	4.0
Materials	2.5
Consumer Staples	2.4
Utilities	0.3

Asset Allocation (% of Fund's net assets)

Consolidated Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 18.1%
Entertainment - 2.2%
Liberty Media Corp. Liberty Formula One Class C	849,643	53,637,963
Liberty Media Corp. Liberty Live Class C	51,028	1,907,937
Netflix, Inc. (a)	987,234	480,664,490
The Walt Disney Co.	189,182	17,081,243
Universal Music Group NV	2,072,346	59,159,534
		612,451,167
Interactive Media & Services - 15.9%
Alphabet, Inc.:
Class A (a)	5,357,583	748,400,769
Class C (a)	4,584,776	646,132,482
Bumble, Inc. (a)	447,886	6,601,840
Epic Games, Inc. (a)(b)(c)	14,010	8,999,043
Meta Platforms, Inc. Class A (a)	8,955,277	3,169,809,843
		4,579,943,977
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc.	7,372	1,181,953
TOTAL COMMUNICATION SERVICES		5,193,577,097
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.4%
BYD Co. Ltd. (H Shares)	671,590	18,525,565
General Motors Co.	163,843	5,885,241
Hyundai Motor Co. Ltd.	202,300	31,793,437
Li Auto, Inc. ADR (a)	344,261	12,885,689
Rad Power Bikes, Inc. (b)(c)	331,574	125,998
Rad Power Bikes, Inc. warrants 10/6/33 (a)(b)(c)	389,358	802,077
Tesla, Inc. (a)	102,407	25,446,091
Toyota Motor Corp.	323,750	5,932,304
		101,396,402
Broadline Retail - 5.7%
Amazon.com, Inc. (a)	10,157,175	1,543,281,170
Coupang, Inc. Class A (a)	2,517,903	40,764,850
Dollarama, Inc.	125,815	9,066,884
Kohl's Corp. (d)	358,536	10,282,812
MercadoLibre, Inc. (a)	22,171	34,842,613
PDD Holdings, Inc. ADR (a)	23,669	3,463,011
		1,641,701,340
Diversified Consumer Services - 0.1%
Duolingo, Inc. (a)	58,770	13,331,975
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A (a)	1,046,465	142,465,745
Booking Holdings, Inc. (a)	23,663	83,937,867
Cava Group, Inc.	148,540	6,384,249
Chipotle Mexican Grill, Inc. (a)	38,502	88,052,534
Deliveroo PLC Class A (a)(e)	8,496,898	13,819,809
Doordash, Inc. (a)	97,393	9,631,194
Evolution AB (e)	57,073	6,802,778
Hilton Worldwide Holdings, Inc.	400,339	72,897,729
Light & Wonder, Inc. Class A (a)	31,448	2,582,195
Marriott International, Inc. Class A	59,038	13,313,659
McDonald's Corp.	87,973	26,084,874
Restaurant Brands International, Inc.	157,431	12,300,541
Starbucks Corp.	133,830	12,849,018
Yum China Holdings, Inc.	70,139	2,975,998
		494,098,190
Household Durables - 0.4%
D.R. Horton, Inc.	175,275	26,638,295
Garmin Ltd.	7,194	924,717
Lennar Corp. Class A	666,688	99,363,180
		126,926,192
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	68,646	1,372,799
Sega Sammy Holdings, Inc.	158,233	2,213,018
		3,585,817
Specialty Retail - 1.7%
Abercrombie & Fitch Co. Class A (a)	132,833	11,718,527
Academy Sports & Outdoors, Inc.	604,670	39,908,220
Dick's Sporting Goods, Inc.	295,398	43,408,736
Fanatics, Inc. Class A (a)(b)(c)	332,480	26,006,586
Fast Retailing Co. Ltd.	48,261	11,933,927
Gap, Inc.	409,785	8,568,604
O'Reilly Automotive, Inc. (a)	113,036	107,393,243
Ross Stores, Inc.	125,916	17,425,515
The Home Depot, Inc.	63,682	22,068,997
TJX Companies, Inc.	1,018,548	95,549,988
Williams-Sonoma, Inc. (d)	548,176	110,610,953
		494,593,296
Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp. (a)	22,253	14,874,573
lululemon athletica, Inc. (a)	16,074	8,218,475
NIKE, Inc. Class B	465,609	50,551,169
On Holding AG (a)	1,357,819	36,620,378
Ralph Lauren Corp. (d)	44,838	6,465,640
		116,730,235
TOTAL CONSUMER DISCRETIONARY		2,992,363,447
CONSUMER STAPLES - 2.4%
Beverages - 0.5%
Anheuser-Busch InBev SA NV ADR (d)	45,040	2,910,485
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	48,835	6,365,642
Kweichow Moutai Co. Ltd. (A Shares)	11,900	2,892,934
PepsiCo, Inc.	270,559	45,951,741
The Coca-Cola Co.	1,535,542	90,489,490
		148,610,292
Consumer Staples Distribution & Retail - 1.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	494,617	29,127,176
Casey's General Stores, Inc.	78,704	21,623,137
Costco Wholesale Corp.	565,690	373,400,655
Performance Food Group Co. (a)	41,667	2,881,273
Walmart, Inc.	166,830	26,300,750
		453,332,991
Food Products - 0.1%
Bowery Farming, Inc. warrants (a)(b)(c)	20,213	83,480
Mondelez International, Inc.	603,433	43,706,652
		43,790,132
Personal Care Products - 0.2%
Estee Lauder Companies, Inc. Class A	37,659	5,507,629
L'Oreal SA	56,282	28,056,619
L'Oreal SA	44,473	22,169,824
Oddity Tech Ltd. (d)	59,045	2,747,364
		58,481,436
TOTAL CONSUMER STAPLES		704,214,851
ENERGY - 3.9%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	76,376	2,610,532
Schlumberger Ltd.	280,954	14,620,846
TechnipFMC PLC	123,154	2,480,322
		19,711,700
Oil, Gas & Consumable Fuels - 3.8%
Birchcliff Energy Ltd. (d)	314,438	1,371,610
Cameco Corp.	298,230	12,853,713
Canadian Natural Resources Ltd.	1,452,070	95,131,653
Cheniere Energy, Inc.	342,701	58,502,488
Chevron Corp.	265,762	39,641,060
ConocoPhillips Co.	1,633,243	189,570,515
Diamondback Energy, Inc.	49,300	7,645,444
EOG Resources, Inc.	609,881	73,765,107
Equinor ASA	81,900	2,595,572
Exxon Mobil Corp.	3,132,229	313,160,255
Hess Corp.	800,558	115,408,441
Marathon Petroleum Corp.	165,395	24,538,002
Occidental Petroleum Corp.	1,183,769	70,682,847
Pioneer Natural Resources Co.	126,806	28,516,133
PrairieSky Royalty Ltd.	282,743	4,950,483
Reliance Industries Ltd.	164,882	5,121,660
Shell PLC ADR	168,479	11,085,918
Tourmaline Oil Corp.	59,085	2,657,164
Valero Energy Corp.	373,345	48,534,850
		1,105,732,915
TOTAL ENERGY		1,125,444,615
FINANCIALS - 14.3%
Banks - 2.2%
AIB Group PLC	2,135,372	9,146,494
Banco Santander SA (Spain)	3,495,627	14,621,103
Bank of America Corp.	4,268,543	143,721,843
Bank of Ireland Group PLC	1,067,100	9,687,620
First Citizens Bancshares, Inc.	16,178	22,956,097
JPMorgan Chase & Co.	1,719,128	292,423,673
Nu Holdings Ltd. (a)	2,581,952	21,507,660
Royal Bank of Canada	543,862	54,999,817
Starling Bank Ltd. Series D (a)(b)(c)	4,139,223	16,566,830
Wells Fargo & Co.	902,560	44,424,003
		630,055,140
Capital Markets - 0.6%
Brookfield Asset Management Ltd.:
Class A	13,690	549,852
Class A	328,861	13,210,346
Brookfield Corp. (Canada) Class A	111,610	4,476,866
CME Group, Inc.	51,435	10,832,211
Coinbase Global, Inc. (a)(d)	186,529	32,441,124
Goldman Sachs Group, Inc.	8,473	3,268,629
KKR & Co. LP	39,642	3,284,340
London Stock Exchange Group PLC	125,968	14,890,872
Moody's Corp.	7,341	2,867,101
Morgan Stanley	626,805	58,449,566
MSCI, Inc.	31,818	17,997,852
TulCo LLC (a)(b)(c)(f)	1,552	1,129,297
UBS Group AG	791,694	24,568,353
		187,966,409
Consumer Finance - 0.2%
American Express Co.	384,984	72,122,903
Financial Services - 9.4%
Berkshire Hathaway, Inc. Class A (a)	3,938	2,136,857,368
MasterCard, Inc. Class A	191,328	81,603,305
PayPal Holdings, Inc. (a)	100,404	6,165,810
Visa, Inc. Class A	1,846,815	480,818,285
		2,705,444,768
Insurance - 1.9%
American International Group, Inc.	1,343,316	91,009,659
Arthur J. Gallagher & Co.	178,959	40,244,300
Chubb Ltd.	349,404	78,965,304
Fairfax Financial Holdings Ltd. (sub. vtg.)	69,845	64,439,992
Intact Financial Corp.	290,517	44,696,272
Marsh & McLennan Companies, Inc.	241,863	45,825,783
Progressive Corp.	754,166	120,123,560
The Travelers Companies, Inc.	253,306	48,252,260
		533,557,130
TOTAL FINANCIALS		4,129,146,350
HEALTH CARE - 12.3%
Biotechnology - 3.8%
Argenx SE ADR (a)	68,848	26,191,845
Galapagos NV sponsored ADR (a)	327,022	13,293,444
Gilead Sciences, Inc.	81,842	6,630,020
Krystal Biotech, Inc. (a)	16,791	2,083,091
Legend Biotech Corp. ADR (a)	154,349	9,287,179
Moonlake Immunotherapeutics (a)(d)	131,169	7,921,296
Neurocrine Biosciences, Inc. (a)	22,817	3,006,368
Recursion Pharmaceuticals, Inc. (a)(d)	814,590	8,031,857
Regeneron Pharmaceuticals, Inc. (a)	681,676	598,709,214
Roivant Sciences Ltd. (a)	211,359	2,373,562
United Therapeutics Corp. (a)	124,637	27,406,430
Vertex Pharmaceuticals, Inc. (a)	917,612	373,367,147
		1,078,301,453
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	1,496,516	86,513,590
Intuitive Surgical, Inc. (a)	387,035	130,570,128
Straumann Holding AG	29,913	4,834,027
Stryker Corp.	129,520	38,786,059
		260,703,804
Health Care Providers & Services - 3.4%
Cencora, Inc.	14,780	3,035,516
UnitedHealth Group, Inc.	1,874,923	987,090,712
		990,126,228
Life Sciences Tools & Services - 0.2%
Danaher Corp.	118,916	27,510,027
Lonza Group AG	22	9,275
Mettler-Toledo International, Inc. (a)	2,875	3,487,260
Thermo Fisher Scientific, Inc.	5,834	3,096,629
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	203,735	11,606,783
		45,709,974
Pharmaceuticals - 4.0%
Eli Lilly & Co.	1,391,265	810,996,194
Intra-Cellular Therapies, Inc. (a)	129,383	9,266,410
Johnson & Johnson	52,962	8,301,264
Merck & Co., Inc.	2,133,764	232,622,951
Novo Nordisk A/S Series B	231,844	24,026,269
Royalty Pharma PLC	1,701,508	47,795,360
Structure Therapeutics, Inc. ADR	107,698	4,389,770
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	345,588	3,607,939
Verona Pharma PLC ADR (a)	118,733	2,360,412
Zoetis, Inc. Class A	44,462	8,775,465
		1,152,142,034
TOTAL HEALTH CARE		3,526,983,493
INDUSTRIALS - 5.5%
Aerospace & Defense - 0.8%
Axon Enterprise, Inc. (a)	11,111	2,870,305
General Dynamics Corp.	22,419	5,821,542
Howmet Aerospace, Inc.	53,572	2,899,317
Lockheed Martin Corp.	139,651	63,295,419
Northrop Grumman Corp.	205,279	96,099,311
Relativity Space, Inc. warrants (a)(b)(c)	24,482	378,002
Space Exploration Technologies Corp. Class A (a)(b)(c)	73,000	7,081,000
TransDigm Group, Inc.	60,242	60,940,807
		239,385,703
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	137,139	21,562,365
Zipline International, Inc. (a)(b)(c)	87,466	3,505,637
		25,068,002
Building Products - 0.3%
Carrier Global Corp.	284,220	16,328,439
Trane Technologies PLC	262,015	63,905,459
		80,233,898
Commercial Services & Supplies - 0.4%
Cintas Corp.	64,293	38,746,819
Clean Harbors, Inc. (a)	166,548	29,064,291
Clean TeQ Water Pty Ltd. (a)(d)	517,891	97,052
GFL Environmental, Inc.	76,877	2,652,011
Republic Services, Inc.	93,297	15,385,608
Veralto Corp. (d)	189,846	15,616,732
		101,562,513
Construction & Engineering - 0.0%
Larsen & Toubro Ltd.	100,185	4,244,928
Electrical Equipment - 0.7%
Eaton Corp. PLC	459,635	110,689,301
Generac Holdings, Inc. (a)	14,159	1,829,909
Hubbell, Inc. Class B	183,789	60,453,716
Nextracker, Inc. Class A	31,244	1,463,781
nVent Electric PLC	239,384	14,145,201
Vertiv Holdings Co.	342,109	16,431,495
		205,013,403
Ground Transportation - 0.4%
Canadian Pacific Kansas City Ltd.	443,826	35,116,198
Old Dominion Freight Lines, Inc.	114,307	46,332,056
Uber Technologies, Inc. (a)	261,738	16,115,209
Union Pacific Corp.	25,735	6,321,031
		103,884,494
Industrial Conglomerates - 0.9%
3M Co.	61,917	6,768,766
General Electric Co.	1,864,577	237,975,963
		244,744,729
Machinery - 0.9%
Caterpillar, Inc.	129,594	38,317,058
Deere & Co.	174,694	69,854,890
Fortive Corp.	96,282	7,089,244
Indutrade AB	124,847	3,240,609
Ingersoll Rand, Inc.	129,105	9,984,981
PACCAR, Inc.	1,078,322	105,298,143
Parker Hannifin Corp.	60,319	27,788,963
		261,573,888
Passenger Airlines - 0.2%
Copa Holdings SA Class A	64,247	6,830,099
Ryanair Holdings PLC sponsored ADR (a)	436,099	58,158,163
		64,988,262
Professional Services - 0.2%
Automatic Data Processing, Inc.	23,492	5,472,931
FTI Consulting, Inc. (a)	11,677	2,325,475
Thomson Reuters Corp.	152,537	22,301,795
Verisk Analytics, Inc.	168,299	40,199,899
		70,300,100
Trading Companies & Distributors - 0.6%
Fastenal Co.	94,622	6,128,667
United Rentals, Inc.	74,814	42,899,844
W.W. Grainger, Inc.	148,475	123,039,748
		172,068,259
TOTAL INDUSTRIALS		1,573,068,179
INFORMATION TECHNOLOGY - 25.6%
Communications Equipment - 0.7%
Arista Networks, Inc. (a)	751,638	177,018,265
Motorola Solutions, Inc.	30,729	9,620,943
		186,639,208
Electronic Equipment, Instruments & Components - 2.0%
Amphenol Corp. Class A	5,449,561	540,214,982
CDW Corp.	117,089	26,616,671
Fabrinet (a)	4,099	780,163
Jabil, Inc.	115,838	14,757,761
		582,369,577
IT Services - 1.3%
Accenture PLC Class A	656,786	230,472,775
Cloudflare, Inc. (a)	268,203	22,330,582
Gartner, Inc. (a)	38,576	17,402,019
MongoDB, Inc. Class A (a)	62,669	25,622,221
Shopify, Inc. Class A (a)	938,510	73,066,444
X Holdings Corp. (b)(c)	102,340	3,246,225
		372,140,266
Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (a)	1,776,707	261,904,379
Advantest Corp.	239,262	8,062,066
Analog Devices, Inc.	339,506	67,412,311
Applied Materials, Inc.	209,422	33,941,024
Arm Holdings Ltd. ADR (d)	181,586	13,645,280
ASML Holding NV (depository receipt)	4,067	3,078,394
Broadcom, Inc. (d)	124,394	138,854,803
Lam Research Corp.	12,150	9,516,609
Lattice Semiconductor Corp. (a)	421,721	29,094,532
Monolithic Power Systems, Inc.	74,278	46,853,077
NVIDIA Corp.	2,578,061	1,276,707,368
ON Semiconductor Corp. (a)	736,025	61,480,168
Qualcomm, Inc.	541,925	78,378,613
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	258,679	26,902,616
		2,055,831,240
Software - 10.1%
Adobe, Inc. (a)	230,231	137,355,815
Atlassian Corp. PLC (a)	13,095	3,114,777
Aurora Innovation, Inc. (a)(d)	889,698	3,887,980
Aurora Innovation, Inc. (a)(b)	2,651,543	11,587,243
Cadence Design Systems, Inc. (a)	553,150	150,661,466
Check Point Software Technologies Ltd. (a)	109,097	16,668,931
Clear Secure, Inc. (d)	459,235	9,483,203
CoreWeave, Inc. (b)(c)	23,380	7,244,527
Crowdstrike Holdings, Inc. (a)	87,484	22,336,415
Datadog, Inc. Class A (a)	94,969	11,527,337
Dynatrace, Inc. (a)	436,986	23,898,764
HubSpot, Inc. (a)	12,046	6,993,185
Intuit, Inc.	40,268	25,168,708
Klaviyo, Inc. Class A (d)	78,221	2,172,979
Microsoft Corp.	5,283,977	1,986,986,711
Palo Alto Networks, Inc. (a)	213,495	62,955,406
Roper Technologies, Inc.	14,949	8,149,746
Salesforce, Inc. (a)	922,428	242,727,704
Samsara, Inc. (a)	206,988	6,909,259
ServiceNow, Inc. (a)	92,767	65,538,958
Stripe, Inc. Class B (a)(b)(c)	75,100	1,846,709
Synopsys, Inc. (a)	145,360	74,847,318
Tanium, Inc. Class B (a)(b)(c)	449,538	3,910,981
Workday, Inc. Class A (a)	31,255	8,628,255
ZenPayroll, Inc. (a)(b)(c)	50,300	1,728,308
Zscaler, Inc. (a)	16,983	3,762,753
		2,900,093,438
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	6,484,800	1,248,518,544
Dell Technologies, Inc.	207,358	15,862,887
Logitech International SA (d)	19,021	1,808,136
Samsung Electronics Co. Ltd.	59,870	3,629,578
		1,269,819,145
TOTAL INFORMATION TECHNOLOGY		7,366,892,874
MATERIALS - 2.5%
Chemicals - 0.3%
Linde PLC	49,681	20,404,484
RPM International, Inc.	35,949	4,012,987
Sherwin-Williams Co.	90,546	28,241,297
Westlake Corp.	170,683	23,888,793
		76,547,561
Construction Materials - 0.1%
CRH PLC	51,435	3,557,245
Martin Marietta Materials, Inc.	5,941	2,964,024
Vulcan Materials Co.	77,725	17,644,352
		24,165,621
Metals & Mining - 2.1%
B2Gold Corp.	11,660,099	36,870,922
Carpenter Technology Corp.	11,861	839,759
Franco-Nevada Corp.	713,818	79,066,502
Freeport-McMoRan, Inc.	2,550,565	108,577,552
Ivanhoe Electric, Inc. (a)	1,269,976	12,801,358
Ivanhoe Mines Ltd. (a)	12,935,098	125,441,311
Ivanhoe Mines Ltd. (a)(e)	1,337,865	12,974,277
Lundin Gold, Inc.	126,288	1,576,396
Novagold Resources, Inc. (a)	1,890,804	7,063,492
Nucor Corp.	791,148	137,691,398
Steel Dynamics, Inc.	576,356	68,067,644
Sunrise Energy Metals Ltd. (a)	664,566	206,055
Wheaton Precious Metals Corp.	334,882	16,521,064
		607,697,730
TOTAL MATERIALS		708,410,912
UTILITIES - 0.3%
Electric Utilities - 0.3%
Constellation Energy Corp.	659,507	77,089,773
PG&E Corp.	837,574	15,101,459
		92,191,232
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	105,422	4,060,855
TOTAL UTILITIES		96,252,087
TOTAL COMMON STOCKS (Cost $17,481,648,789)		27,416,353,905

Preferred Stocks - 1.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.9%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	80,736	17,853,152
Reddit, Inc.:
Series E(a)(b)(c)	27,300	910,182
Series F(a)(b)(c)	149,136	4,972,194
		23,735,528
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	43,228	16,427
Series C(a)(b)(c)	170,098	110,564
Series D(a)(b)(c)	404,900	380,606
		507,597
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	2,700	746,496

Textiles, Apparel & Luxury Goods - 0.0%
Canva, Inc.:
Series A(b)(c)	3,132	3,501,357
Series A2(b)(c)	568	634,984
		4,136,341
TOTAL CONSUMER DISCRETIONARY		5,390,434

CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	8,352	431,130
Series H(a)(b)(c)	11,788	764,098
		1,195,228
Food Products - 0.0%
Bowery Farming, Inc.:
Series C1(a)(b)(c)	37,316	297,035
Series D1(b)(c)	20,213	107,735
		404,770
TOTAL CONSUMER STAPLES		1,599,998

FINANCIALS - 0.1%
Financial Services - 0.1%
Acrisure Holdings, Inc. Series B (a)(b)(c)	57,282	1,391,953
Circle Internet Financial Ltd.:
Series E(a)(b)(c)	175,323	4,276,128
Series F(a)(b)(c)	118,667	2,894,288
Tenstorrent Holdings, Inc. Series C1 (b)(c)	63,948	3,754,387
		12,316,756
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	486,500	1,551,935

Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E(a)(b)(c)	190,800	2,671,200
Series F(a)(b)(c)	11,519	161,266
Somatus, Inc. Series E (a)(b)(c)	2,766	3,059,943
		5,892,409
TOTAL HEALTH CARE		7,444,344

INDUSTRIALS - 0.6%
Aerospace & Defense - 0.5%
Relativity Space, Inc.:
Series D(a)(b)(c)	207,384	3,925,779
Series E(a)(b)(c)	143,887	3,083,498
Series F(b)(c)	244,823	5,231,868
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	11,832	11,477,040
Series J(b)(c)	79,868	77,471,960
Series N(a)(b)(c)	49,490	48,005,300
		149,195,445
Air Freight & Logistics - 0.1%
Zipline International, Inc.:
Series E(a)(b)(c)	178,019	7,135,002
Series F(b)(c)	286,824	11,495,906
		18,630,908
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (a)(b)(c)	47,990	5,418,071

TOTAL INDUSTRIALS		173,244,424

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc. Series C (a)(b)(c)	204,122	628,696
Carbon, Inc.:
Series D(a)(b)(c)	9,678	80,521
Series E(a)(b)(c)	7,351	73,069
Moloco, Inc. Series A (b)(c)	95,881	4,796,926
Nuro, Inc.:
Series C(a)(b)(c)	405,967	2,212,520
Series D(a)(b)(c)	114,603	624,586
Stripe, Inc.:
Series H(a)(b)(c)	29,000	713,110
Series I(b)(c)	321,951	7,916,775
ZenPayroll, Inc.:
Series D(a)(b)(c)	184,203	6,329,215
Series E(a)(b)(c)	28,063	964,245
		24,339,663
MATERIALS - 0.0%
Metals & Mining - 0.0%
High Power Exploration, Inc. Series A (a)(b)(c)	1,289,012	5,555,642

TOTAL CONVERTIBLE PREFERRED STOCKS		253,626,789
Nonconvertible Preferred Stocks - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,431,774	22,865,431

TOTAL PREFERRED STOCKS (Cost $231,431,780)		276,492,220

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc. 8% 12/31/25 (b)(c) (Cost $389,358)	389,358	685,230

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	1,099,908,085	1,100,128,067
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	251,051,770	251,076,876
TOTAL MONEY MARKET FUNDS (Cost $1,351,203,950)		1,351,204,943

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $19,064,673,877)	29,044,736,298
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(285,109,616)
NET ASSETS - 100.0%	28,759,626,682

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $360,160,745 or 1.3% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,596,864 or 0.1% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Acrisure Holdings, Inc. Series B	3/22/21	1,043,678

ASAPP, Inc. Series C	4/30/21	1,346,613

Aurora Innovation, Inc.	7/18/23	7,159,166

Beta Technologies, Inc. Series B, 6.00%	4/04/22	4,951,128

Bowery Farming, Inc. Series C1	5/18/21	2,248,263

Bowery Farming, Inc. Series D1	10/25/23	190,978

Bowery Farming, Inc. warrants	10/25/23	0

ByteDance Ltd. Series E1	11/18/20	8,846,581

Canva, Inc. Series A	9/22/23	3,340,783

Canva, Inc. Series A2	9/22/23	605,864

Carbon, Inc. Series D	12/15/17	225,990

Carbon, Inc. Series E	3/22/19	205,787

Circle Internet Financial Ltd. Series E	5/11/21	2,845,500

Circle Internet Financial Ltd. Series F	5/09/22	5,000,627

CoreWeave, Inc.	11/29/23	7,244,527

Discord, Inc. Series I	9/15/21	1,486,686

ElevateBio LLC Series C	3/09/21	2,040,868

Epic Games, Inc.	7/13/20 - 7/30/20	8,055,750

Fanatics, Inc. Class A	8/13/20 - 12/15/21	12,844,485

GoBrands, Inc. Series G	3/02/21	2,085,639

GoBrands, Inc. Series H	7/22/21	4,579,527

High Power Exploration, Inc. Series A	11/15/19 - 3/04/21	6,793,094

Lyra Health, Inc. Series E	1/14/21	1,747,079

Lyra Health, Inc. Series F	6/04/21	180,899

Moloco, Inc. Series A	6/26/23	5,752,860

Nuro, Inc. Series C	10/30/20	5,299,737

Nuro, Inc. Series D	10/29/21	2,388,982

Rad Power Bikes, Inc.	1/21/21	1,599,460

Rad Power Bikes, Inc. warrants 10/6/33	10/06/23	0

Rad Power Bikes, Inc. Series A	1/21/21	208,525

Rad Power Bikes, Inc. Series C	1/21/21	820,526

Rad Power Bikes, Inc. Series D	9/17/21	3,880,481

Rad Power Bikes, Inc. 8% 12/31/25	10/06/23	389,358

Reddit, Inc. Series E	5/18/21	1,159,546

Reddit, Inc. Series F	8/11/21	9,215,770

Relativity Space, Inc. Series D	11/20/20	3,095,642

Relativity Space, Inc. Series E	5/27/21	3,285,674

Relativity Space, Inc. Series F	11/14/23	5,549,403

Relativity Space, Inc. warrants	11/14/23	0

Somatus, Inc. Series E	1/31/22	2,413,708

Space Exploration Technologies Corp. Class A	2/16/21	3,065,927

Space Exploration Technologies Corp. Series G	9/07/23	9,583,920

Space Exploration Technologies Corp. Series J	9/07/23	64,693,080

Space Exploration Technologies Corp. Series N	8/04/20	13,362,300

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	8,226,276

Stripe, Inc. Class B	5/18/21	3,013,641

Stripe, Inc. Series H	3/15/21	1,163,625

Stripe, Inc. Series I	3/20/23 - 5/12/23	6,482,206

Tanium, Inc. Class B	9/18/20	5,122,575

Tenstorrent Holdings, Inc. Series C1	4/23/21	3,801,992

TulCo LLC	8/24/17 - 9/07/18	651,224

Veterinary Emergency Group LLC Class A	9/16/21 - 11/13/23	8,225,615

X Holdings Corp.	10/25/22	10,234,000

ZenPayroll, Inc.	10/01/21	1,448,054

ZenPayroll, Inc. Series D	7/16/19	2,452,184

ZenPayroll, Inc. Series E	7/13/21	852,984

Zipline International, Inc.	10/12/21	3,148,776

Zipline International, Inc. Series E	12/21/20	5,808,653

Zipline International, Inc. Series F	4/11/23	11,529,493

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	962,008,110	5,206,404,614	5,068,284,657	47,562,589	-	-	1,100,128,067	2.4%
Fidelity Securities Lending Cash Central Fund 5.40%	120,547,595	1,706,792,844	1,576,263,563	588,562	-	-	251,076,876	0.9%
Total	1,082,555,705	6,913,197,458	6,644,548,220	48,151,151	-	-	1,351,204,943

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,217,312,625	5,125,418,520	59,159,534	32,734,571
Consumer Discretionary	2,997,753,881	2,927,664,191	37,764,595	32,325,095
Consumer Staples	705,814,849	653,904,928	50,226,443	1,683,478
Energy	1,148,310,046	1,145,714,474	2,595,572	-
Financials	4,141,463,106	4,072,250,628	39,199,595	30,012,883
Health Care	3,534,427,837	3,486,507,139	28,869,571	19,051,127
Industrials	1,746,312,603	1,562,103,540	-	184,209,063
Information Technology	7,391,232,537	7,340,854,058	8,062,066	42,316,413
Materials	713,966,554	708,410,912	-	5,555,642
Utilities	96,252,087	96,252,087	-	-

Preferred Securities	685,230	-	-	685,230

Money Market Funds	1,351,204,943	1,351,204,943	-	-
Total Investments in Securities:	29,044,736,298	28,470,285,420	225,877,376	348,573,502

Net Unrealized Depreciation on Unfunded Commitments	(315,279)	-	(315,279)	-
Total	(315,279)	-	(315,279)	-

The following is a reconciliation of consolidated  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$199,463,590
Net Realized Gain (Loss) on Investment Securities	187,440
Net Unrealized Gain (Loss) on Investment Securities	32,675,771
Cost of Purchases	116,435,047
Proceeds of Sales	(188,346)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$348,573,502
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2023	$32,675,771

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $241,161,017) - See accompanying schedule:
Unaffiliated issuers (cost $17,713,469,927)	$27,693,531,355
Fidelity Central Funds (cost $1,351,203,950)	1,351,204,943

Total Investment in Securities (cost $19,064,673,877)		$29,044,736,298
Cash		465,021
Foreign currency held at value (cost $268,800)		268,802
Receivable for investments sold		137,818,587
Receivable for fund shares sold		21,067,265
Dividends receivable		21,644,038
Distributions receivable from Fidelity Central Funds		5,106,450
Other receivables		174,667
Total assets		29,231,281,128
Liabilities
Payable for investments purchased	$2,005,880
Unrealized depreciation on unfunded commitments	315,279
Payable for fund shares redeemed	207,593,784
Accrued management fee	10,634,456
Other payables and accrued expenses	27,822
Collateral on securities loaned	251,077,225
Total Liabilities		471,654,446
Net Assets		$28,759,626,682
Net Assets consist of:
Paid in capital		$19,582,128,295
Total accumulated earnings (loss)		9,177,498,387
Net Assets		$28,759,626,682
Net Asset Value, offering price and redemption price per share ($28,759,626,682 ÷ 1,247,868,860 shares)		$23.05
Consolidated Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$212,663,176
Income from Fidelity Central Funds (including $588,562 from security lending)		48,151,151
Total Income		260,814,327
Expenses
Management fee	$108,311,784
Independent trustees' fees and expenses	141,144
Total expenses before reductions	108,452,928
Expense reductions	(16,741)
Total expenses after reductions		108,436,187
Net Investment income (loss)		152,378,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(220,584,889)
Redemptions in-kind	396,537,801
Foreign currency transactions	(189,561)
Total net realized gain (loss)		175,763,351
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $106,763)	7,196,369,277
Unfunded commitments	461,845
Assets and liabilities in foreign currencies	35,282
Total change in net unrealized appreciation (depreciation)		7,196,866,404
Net gain (loss)		7,372,629,755
Net increase (decrease) in net assets resulting from operations		$7,525,007,895
Consolidated Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,378,140	$134,044,290
Net realized gain (loss)	175,763,351	(161,744,148)
Change in net unrealized appreciation (depreciation)	7,196,866,404	(7,153,578,023)
Net increase (decrease) in net assets resulting from operations	7,525,007,895	(7,181,277,881)
Distributions to shareholders	(138,038,744)	(224,884,344)

Share transactions
Proceeds from sales of shares	6,872,796,883	5,373,501,397
Reinvestment of distributions	137,821,339	224,688,774
Cost of shares redeemed	(4,722,190,787)	(5,254,427,380)

Net increase (decrease) in net assets resulting from share transactions	2,288,427,435	343,762,791
Total increase (decrease) in net assets	9,675,396,586	(7,062,399,434)

Net Assets
Beginning of period	19,084,230,096	26,146,629,530
End of period	$28,759,626,682	$19,084,230,096

Other Information
Shares
Sold	339,925,449	285,619,497
Issued in reinvestment of distributions	6,351,213	12,078,442
Redeemed	(232,582,425)	(283,595,105)
Net increase (decrease)	113,694,237	14,102,834

Consolidated Financial Highlights
Fidelity® Contrafund® K6

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.83	$23.34	$18.89	$14.47	$11.08
Income from Investment Operations
Net investment income (loss) A,B	.13	.12	.03	.03	.05
Net realized and unrealized gain (loss)	6.20	(6.43)	4.53	4.43	3.38
Total from investment operations	6.33	(6.31)	4.56	4.46	3.43
Distributions from net investment income	(.11)	(.11)	(.05)	(.04)	(.04)
Distributions from net realized gain	-	(.09)	(.06)	-	-
Total distributions	(.11)	(.20)	(.11)	(.04)	(.04)
Net asset value, end of period	$23.05	$16.83	$23.34	$18.89	$14.47
Total Return C	37.67%	(27.12)%	24.14%	30.83%	31.00%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.63%	.64%	.12%	.18%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$28,759,627	$19,084,230	$26,146,630	$17,402,109	$11,849,878
Portfolio turnover rate F	25% G	38% G	40% G	45% G	39% G

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Consolidated Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$347,888,272	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5 - 20.3 / 14.8	Increase
			Enterprise value/Revenue multiple (EV/R)	1.1 - 43.5 / 12.0	Increase
			Enterprise value/Net income multiple (EV/NI)	12.3	Increase
		Market approach	Transaction price	$59.45	Increase
			Premium rate	45.0%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	27.4%	Decrease
			Exit multiple	1.5	Increase
		Black scholes	Discount rate	3.9% - 4.4% / 4.1%	Increase
			Volatility	60.0% - 100.0% / 76.1%	Increase
			Term	2.0 - 5.0 / 3.9	Increase
		Book value	Discount rate	5.0%	Decrease
			Book value multiple	1.0	Increase
Preferred Securities	$685,230	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Consolidated Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,090,605,495
Gross unrealized depreciation	(205,634,249)
Net unrealized appreciation (depreciation)	$9,884,971,246
Tax Cost	$19,159,449,773

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,228,139
Capital loss carryforward	$(737,716,482)
Net unrealized appreciation (depreciation) on securities and other investments	$9,885,014,621

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(737,716,482)
Total capital loss carryforward	$(737,716,482)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$138,038,744	$119,109,830
Long-term Capital Gains	-	105,774,514
Total	$138,038,744	$224,884,344

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount
Fidelity Contrafund K6	Lions Gate Entertainment Corp.	508,514	$4,896,990

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund K6	12,736,080.04

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Consolidated Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the consolidated financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund K6	7,990,888,911	5,804,330,793

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	36,779,822	396,537,801	806,748,004

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	43,028,081	787,276,717

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	55,666,002	367,380,483	992,024,707

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	44,817,858	914,186,580
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund K6	$91,611

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund K6	618,296,067	354,993,797	(13,824,725)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Contrafund K6	4,626

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund K6	$64,310	$55,754	$1,991,484
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $16,741.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Contrafund K6 and its subsidiaries (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 322 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Contrafund® K6	.45%
Actual		$ 1,000	$ 1,110.30	$ 2.39
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Contrafund K6
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9883979.106
CONK6-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6 and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$76,000	$6,000	$24,900	$2,000
Fidelity Contrafund	$127,600	$7,100	$54,600	$2,400
Fidelity Contrafund K6	$109,400	$5,600	$36,800	$1,900
Fidelity Series Opportunistic Insights Fund	$69,200	$5,700	$12,900	$1,900

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$69,100	$6,100	$71,400	$2,100
Fidelity Contrafund	$125,300	$7,200	$50,600	$2,500
Fidelity Contrafund K6	$103,200	$5,700	$42,000	$2,000
Fidelity Series Opportunistic Insights Fund	$64,900	$5,700	$12,400	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A	December 31, 2022A
PwC	$13,749,600	$13,092,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024